Exhibit 33.5

ASSESSMENT OF COMPLIANCE WITH THE APPLICABLE SERVICING CRITERIA

The management (“Management”) of the Corporate Trust Services division of Wells Fargo Bank, National Association (the “Company”) is responsible for assessing the Company’s compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regards to the servicing platform for the period as follows:

Period: As of and for the twelve months ended December 31, 2017 (the “Period”).

Platform: The platform consists of residential mortgage-backed securities (“RMBS”) transactions backed by pools of residential mortgage loans and commercial mortgage-backed securities (“CMBS”) transactions backed by pools of commercial mortgage loans, in each case for which the Company provides document custody services and for which either (a) some or all of the issued securities for such RMBS and CMBS transactions were publicly offered on or after January 1, 2006 pursuant to a registration statement delivered under the Securities Act of 1933, as amended, or (b) the issued securities for such RMBS and CMBS transactions were privately offered on or after January 1, 2006 pursuant to an exemption from registration and the Company has an obligation under the transaction agreements to deliver an assessment of compliance with the applicable servicing criteria under Item 1122(d) of Regulation AB; provided however that, the platform excludes any transactions for which the offered securities were issued, sponsored and/or guaranteed by any agency or instrumentality of the U.S. government or any government-sponsored entity, other than certain RMBS transactions for which the offered securities were issued, sponsored and/or guaranteed by the Federal Deposit Insurance Company (the “Document Custody Platform”). Appendix A identifies the individual transactions defined by Management as constituting the Document Custody Platform for the Period.

Applicable Servicing Criteria: Management has determined that the servicing criteria set forth in Item 1122(d)(1)(ii), 1122(d)(1)(iv), 1122(d)(4)(i), 1122(d)(4)(ii) and 1122(d)(4)(iii) are applicable to the Company’s obligations in the related transaction agreements with respect to the Document Custody Platform for the Period; provided however that, with respect to the Document Custody Platform, servicing criterion 1122(d)(4)(iii) is applicable only as it relates to the Company’s obligation to review and maintain the required loan documents related to any additions, removals or substitutions in accordance with the transaction agreements (the “Applicable Servicing Criteria”). Management has determined that all other servicing criteria set forth in Item 1122(d) are not applicable to the Document Custody Platform.

With respect to the Document Custody Platform and the Period, Management provides the following assessment of the Company’s compliance with respect to the Applicable Servicing Criteria:

1. Management is responsible for assessing the Company’s compliance with the Applicable Servicing Criteria.

2. Management has assessed the Company’s compliance with the Applicable Servicing Criteria. In performing this assessment, Management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3. With respect to applicable servicing criteria 1122(d)(1)(ii) and 1122(d)(4)(iii), Management has determined that there were no activities performed during the Period with respect to the Document Custody Platform, because there were no occurrences of events that would require the Company to perform such activities.

4. Based on such assessment for the Period, the Company has complied in all material respects with the Applicable Servicing Criteria.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to Management’s assessment of the Company’s compliance with the Applicable Servicing Criteria for the Period.

WELLS FARGO BANK, National Association

By:	/S/ Michael L. Northagen
Michael L. Northagen
Title:	Senior Vice President
Dated:	February 21, 2018

2

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions
Deal Identifier	Long Name
ABFC 2006-HE1	ABFC 2006-HE1 Trust Asset-Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1

ABFC 2006-OPT1	ABFC 2006-OPT1 Trust Asset-Backed Funding Corporation Asset-Backed Certificates, Series 2006-OPT1

ABFC 2006-OPT2	ABFC 2006-OPT2 Trust Asset-Backed Funding Corporation Asset-Backed Certificates, Series 2006-OPT2

ABFC 2006-OPT3	ABFC 2006-OPT3 Trust Asset-Backed Funding Corporation Asset-Backed Certificates, Series 2006-OPT3

ABFC 2007-WMC1	ABFC 2007-WMC1 Trust Asset Backed Funding Corporation Asset Backed Certificates, Series 2007-WMC1

ABSC2006-HE3	ASSET BACKED SECURITIES CORPORATION HOME EQUITY LOAN TRUST, SERIES OOMC 2006-HE3 ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES OOMC 2006-HE3

ABSC2006-HE5	ASSET BACKED SECURITIES CORPORATION HOME EQUITY LOAN TRUST, SERIES OOMC 2006-HE5 ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES OOMC 2006-HE5

ACE 2006-ASAP1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP1 Asset-Backed Pass-Through Certificates

ACE 2006-ASAP2	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP2 Asset-Backed Pass-Through Certificates

ACE 2006-ASAP3	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP3 Asset-Backed Pass-Through Certificates

ACE 2006-ASAP4	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP4 Asset-Backed Pass-Through Certificates

ACE 2006-ASAP5	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP5 Asset-Backed Pass-Through Certificates

ACE 2006-ASAP6	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6 Asset-Backed Pass-Through Certificates

ACE 2006-ASL1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASL1 Asset-Backed Pass-Through Certificates

ACE 2006-CW1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-CW1 Asset-Backed Pass-Through Certificates

ACE 2006-FM1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-FM1 Asset-Backed Pass-Through Certificates

ACE 2006-FM2	ACE Securities Corp. Home Equity Loan Trust, Series 2006-FM2 Asset-Backed Pass-Through Certificates

ACE 2006-HE1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1 Asset-Backed Pass-Through Certificates

ACE 2006-HE2	ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE2 Asset-Backed Pass-Through Certificates

ACE 2006-HE3	ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE3 Asset-Backed Pass-Through Certificates

ACE 2006-HE4	ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE4 Asset-Backed Pass-Through Certificates

ACE 2006-OP1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-OP1 Asset-Backed Pass-Through Certificates

ACE 2006-OP2	ACE Securities Corp. Home Equity Loan Trust, Series 2006-OP2 Asset-Backed Pass-Through Certificates

ACE 2006-SD1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD1 Asset-Backed Pass-Through Certificates

ACE 2006-SD2	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD2 Asset-Backed Pass-Through Certificates

ACE 2006-SD3	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD3 Asset-Backed Pass-Through Certificates

ACE 2006-SL1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL1 Asset-Backed Pass-Through Certificates

ACE 2006-SL2	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL2 Asset-Backed Pass-Through Certificates

ACE 2006-SL3	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL3 Asset-Backed Pass-Through Certificates

ACE 2006-SL4	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL4 Asset-Backed Pass-Through Certificates

ACE 2007-ASAP1	ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASAP1 Asset-Backed Pass-Through Certificates

ACE 2007 ASAP2	ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASAP2 Asset-Backed Pass-Through Certificates

ACE 2007-ASL1	ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASL1 Asset-Backed Pass-Through Certificates

ACE 2007-D1	ACE Securities Corp. Mortgage Loan Trust , Series 2007-D1

ACE 2007-HE1	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE1 Asset-Backed Pass-Through Certificates

ACE 2007-HE2	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE2 Asset-Backed Pass-Through Certificates

ACE 2007-HE3	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE3 Asset-Backed Pass-Through Certificates

ACE 2007-HE4	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4 Asset-Backed Pass-Through Certificates

ACE 2007-HE5	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE5 Asset-Backed Pass-Through Certificates

ACE 2007-SL1	ACE Securities Corp. Home Equity Loan Trust, Series 2007-SL1 Asset-Backed Pass-Through Certificates

ACE 2007-SL2	ACE Securities Corp. Home Equity Loan Trust, Series 2007-SL2 Asset-Backed Pass-Through Certificates

ACE 2007-WM1	ACE Securities Corp. Home Equity Loan Trust, Series 2007-WM1 Asset-Backed Pass-Through Certificates

ACE 2007-WM2	ACE Securities Corp. Home Equity Loan Trust, Series 2007-WM2 Asset-Backed Pass-Through Certificates

ARMT 2006-2	Adjustable Rate Mortgage Trust 2006-2 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2

ARMT 2006-3	Adjustable Rate Mortgage Trust 2006-3 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-3

BAC 2006-3	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-3

BAC 2006-4	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-4

BAC 2006-6	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-6

BAC 2007-2	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-2

BAC 2007-3	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-3

BAC 2007-4	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-4

BAC 2007-5	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-5

BACM 2008-1	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2008-1

BACM 2008-LS1	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2008-LS1

BACM2016-UBS10	Bank of America Merrill Lynch Commercial Mortgage Trust 2016-UBS10, Commercial Mortgage Pass-Through Certificates, Series 2016-UBS10

BACM-2017-BNK3	Bank of America Merrill Lynch Commercial Mortgage Trust 2017-BNK3 Commercial Mortgage Pass-Through Certificates, Series 2017-BNK3

BACM2017-BNK6	BANK 2017-BNK6 Commercial Mortgage Pass-Through Certificates, Series 2017-BNK6

BACM2017-BNK9	BANK 2017-BNK9 Commercial Mortgage Pass- Through Certificates, Series 2017-BNK9

BAFC 2006-B	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-B

BAFC 2006-C	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-C

BAFC 2006-E	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-E

BAMLL2016-ISQR	Banc of America Merrill Lynch Large Loan , Inc. Commercial Mortgage Pass-Through Certificates, Series 2016-ISQR

BAMLL2017-AMO	Del Amo Fashion Center Trust 2017 -AMO, Commercial Mortgage Pass-Through Certificates, Series 2017-AMO

BANC OF AMER 2006-1	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-1

BARCBCAP2007AA1	BCAP TRUST LLC 2007-AA1 MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-AA1

BARCBCAP2007AA2	BCAP TRUST LLC 2007-AA2 MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-AA2

BARCBCAP2007AA3	BCAP TRUST LLC 2007-AA3 MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-AA3

BARCBCAP2007AA4	BCAP TRUST LLC 2007-AA4 MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-AA4

BARCBCAP2007AB1	BCAPB TRUST LLC 2007-AB1 MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-AB1

BARCSABR2006FR4	SECURITIZED ASSET BACKED RECEIVABLES LLC TRUST 2006-FR4 MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-FR4

BARCSABR2006WM4	SECURITIZED ASSET BACKED RECEIVABLES LLC TRUST 2006-WM4 MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-WM4

BARCSABR2007BR2	SECURITIZED ASSET BACKED RECEIVABLES LLC TRUST 2007-BR2 MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-BR2

BARCSABR2007BR3	SECURITIZED ASSET BACKED RECEIVABLES LLC TRUST 2007-BR3 MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-BR3

BARCSABR2007-HE1	SECURITIZED ASSET BACKED RECEIVABLES LLC TRUST 2007-HE1 MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-HE1

BBCMS2016-ETC	BBCMS 2016-ETC Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-ETC

BBCMS2017-C1	Barclays Commercial Mortgage Securities LLC Commercial Mortgage Pass-Through Certificates Series 2017-C1

BCAP 2006-AA1	BCAP Trust LLC 2006-AA1 Mortgage Pass-Through Certificates Series 2006-AA1

BCAP 2006-AA2	BCAP Trust LLC 2006-AA2 Mortgage Pass-Through Certificates Series 2006-AA2

BCAP 2007-AA5	BCAP Trust LLC 2007-AA5 Mortgage Pass-Through Certificates Series 2007-AA5

BEARBSMF2006SL1	BEAR STEARNS MORTGAGE FUNDING TRUST 2006-SL1 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-SL1

BEARBSMF2006SL2	BEAR STEARNS MORTGAGE FUNDING TRUST 2006-SL2 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-SL2

BEARBSMF2006SL3	BEAR STEARNS MORTGAGE FUNDING TRUST 2006-SL3 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-SL3

BEARBSMF2006SL4	BEAR STEARNS MORTGAGE FUNDING TRUST 2006-SL4 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-SL4

BEARBSMF2006SL5	BEAR STEARNS MORTGAGE FUNDING TRUST 2006-SL5 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-SL5

BEARBSMF2006SL6	BEAR STEARNS MORTGAGE FUNDING TRUST 2006-SL6 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-SL6

BEARBSMF2007SL1	BEAR STEARNS MORTGAGE FUNDING TRUST 2007-SL1 MORTGAGE-BACKED CERTIFICATES, SERIES 2007-SL1

BEARBSMF2007SL2	BEAR STEARNS MORTGAGE FUNDING TRUST 2007-SL2 MORTGAGE-BACKED CERTIFICATES, SERIES 2007-SL2

BEARBSSLT20071	BEAR STEARNS ASSET BACKED SECURITIES I LLC BEAR STEARNS SECOND LIEN TRUST 2007-1, MORTGAGE-BACKED NOTES, SERIES 2007-1

BEARPRIME20062	STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. PRIME MORTGAGE TRUST, CERTIFICATES SERIES 2006-2

BEARPRIME20071	STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. PRIME MORTGAGE TRUST, CERTIFICATES SERIES 2007-1

BEARPRIME20072	STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. PRIME MORTGAGE TRUST, CERTIFICATES SERIES 2007-2

BEARPRIME20073	STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. PRIME MORTGAGE TRUST, CERTIFICATES SERIES 2007-3

BEARSACO200610	SACO I TRUST 2006-10 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-10

BEARSACO20062	SACO I TRUST 2006-2 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-2

BEARSACO20063	SACO I TRUST 2006-3 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-3

BEARSACO20064	SACO I TRUST 2006-4 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-4

BEARSACO20065	SACO I TRUST 2006-5 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-5

BEARSACO20066	SACO I TRUST 2006-6 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-6

BEARSACO20067	SACO I TRUST 2006-7 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-7

BEARSACO20069	SACO I TRUST 2006-9 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-9

BEARSACO20072	SACO I TRUST 2007-2 MORTGAGE-BACKED CERTIFICATES, SERIES 2007-2

BOAALT 2006-2	Banc of America Alternative Loan Trust 2006-2 Mortgage Pass-Through Certificates Series 2006-2

BOAALT 2006-3	Banc of America Alternative Loan Trust 2006-3 Mortgage Pass-Through Certificates Series 2006-3

BOAALT 2006-4	Banc of America Alternative Loan Trust 2006-4 Mortgage Pass-Through Certificates Series 2006-4

BOAALT 2006-5	Banc of America Alternative Loan Trust 2006-5 Mortgage Pass-Through Certificates Series 2006-5

BOAALT 2006-6	Banc of America Alternative Loan Trust 2006-6 Mortgage Pass-Through Certificates Series 2006-6

BOAALT 2006-7	Banc of America Alternative Loan Trust 2006-7 Mortgage Pass-Through Certificates Series 2006-7

BOAALT 2006-8	Banc of America Alternative Loan Trust 2006-8 Mortgage Pass-Through Certificates Series 2006-8

BOAALT 2006-9	Banc of America Alternative Loan Trust 2006-9 Mortgage Pass-Through Certificates Series 2006-9

BOAALT 2007-1	Banc of America Alternative Loan Trust 2007-1 Mortgage Pass-Through Certificates Series 2007-1

BOAALT 2007-2	Banc of America Alternative Loan Trust 2007-2 Mortgage Pass-Through Certificates Series 2007-2

BOALT 2006-1	Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates Series 2006-1

BOAMS 2006-1	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006-1

BOAMS 2006-2	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006-2

BOAMS 2006-3	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006-3

BOAMS 2006-A	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006-A

BOAMS 2006-B	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006-B

BOAMS 2007-1	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2007-1

BOAMS 2007-2	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2007-2

BOAMS 2007-3	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2007-3

BOAMS 2007-4	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2007-4

BSAAT 2007-01	Bear Stearns ALT-A Trust II Mortgage Pass-Through Certificates Series 2007-1

BSABS 2006-2	Bear Stearns Asset-Backed Securities Trust 2006-2 Asset-Backed-Certificates Series 2006-2

BSABS 2006-3	Bear Stearns Asset-Backed Securities Trust 2006-3 Asset-Backed Certificates Series 2006-3

BSABS 2006-4	Bear Stearns Asset-Backed Securities Trust 2006-4 Asset-Backed Certificates Series 2006-4

BSABS 2006-AC1	Bear Stearns Asset-Backed Securities I Trust 2006-AC1 Asset-Backed Certificates Series 2006-AC1

BSABS 2006-AC2	Bear Stearns Asset-Backed Securities I Trust 2006-AC2 Asset-Backed Certificates Series 2006-AC2

BSABS 2006-AC3	Bear Stearns Asset-Backed Securities I Trust 2006-AC3 Asset-Backed Certificates Series 2006-AC3

BSABS 2006-AC4	Bear Stearns Asset-Backed Securities I Trust 2006-AC4 Asset-Backed Certificates Series 2006-AC4

BSABS 2006-AC5	Bear Stearns Asset-Backed Securities I Trust 2006-AC5 Asset-Backed Certificates Series 2006-AC5

BSABS 2006-IM1	Bear Stearns Asset-Backed Securities I Trust 2006-IM1 Asset-Backed Certificates Series 2006-IM1

BSABS 2006-SD1	Bear Stearns Asset-Backed Securities Trust 2006-SD1 Asset-Backed Certificates Series 2006-SD1

BSABS 2006-SD2	Bear Stearns Asset-Backed Securities Trust 2006-SD2 Asset-Backed Certificates Series 2006-SD2

BSABS 2006-SD3	Bear Stearns Asset-Backed Securities Trust 2006-SD3 Asset-Backed Certificates Series 2006-SD3

BSABS 2006-SD4	Bear Stearns Asset-Backed Securities Trust 2006-SD4 Asset-Backed Certificates Series 2006-SD4

BSABS 2006-ST1	Bear Stearns Asset-Backed Securities I Trust 2006-ST1 Asset-Backed Certificates Series 2006-ST1

BSABS 2007-1	Bear Stearns Asset-Backed Securities Trust 2007-1 Asset-Backed Certificates Series 2007-1

BSABS 2007-2	Bear Stearns Asset-Backed Securities Trust 2007-2 Asset-Backed Certificates Series 2007-2

BSABS 2007-AC1	Bear Stearns Asset-Backed Securities I Trust 2007-AC1 Asset-Backed Certificates Series 2007-AC1

BSABS 2007-AC2	Bear Stearns Asset-Backed Securities I Trust 2007-AC2 Asset-Backed Certificates Series 2007-AC2

BSABS 2007-AC3	Bear Stearns Asset-Backed Securities I Trust 2007-AC3 Asset-Backed Certificates Series 2007-AC3

BSABS 2007-AC4	Bear Stearns Asset-Backed Securities I Trust 2007-AC4 Asset-Backed Certificates Series 2007-AC4

BSABS 2007-AC5	Bear Stearns Asset-Backed Securities I Trust 2007-AC5 Asset-Backed Certificates Series 2007-AC5
BSABS 2007-AC6	Bear Stearns Asset-Backed Securities I Trust 2007-AC6 Asset-Backed Certificates Series 2007-AC6

BSABS 2007-SD1	Bear Stearns Asset-Backed Securities Trust 2007-SD1 Asset-Backed Certificates Series 2007-SD1

BSABS 2007-SD2	Bear Stearns Asset-Backed Securities Trust 2007-SD2 Asset-Backed Certificates Series 2007-SD2

BSABS 2007-SD3	Bear Stearns Asset-Backed Securities Trust 2007-SD3 Asset-Backed Certificates Series 2007-SD3

BSALTA 2006-1	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-1

BSALTA 2006-2	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-2

BSALTA 2006-3	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-3

BSALTA 2006-4	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-4

BSALTA 2006-5	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-5

BSALTA 2006-6	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-6

BSALTA 2006-7	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-7

BSALTA 2006-8	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-8

BSALTA 2007-1	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2007-1

BSALTA 2007-2	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2007-2

BSALTA 2007-3	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2007-3

BSART 2006-1	Bear Stearns ARM Trust, 2006-1, Mortgage-Backed Notes

BSART 2006-2	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2006-2

BSART 2006-4	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2006-4

BSART 2007-1	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2007-1

BSART 2007-2	Bear Stearns ARM Trust, 2007-2, Mortgage-Backed Notes

BSART 2007-4	Bear Stearns ARM Trust, Mortgage- Pass-Through Certificates, Series 2007-4

BSART 2007-5	Bear Stearns ARM Trust, Mortgage- Pass-Through Certificates, Series 2007-5

BSMF 2006-AC1	Bear Stearns Mortgage Funding Trust 2006-AC1, Asset-Backed Certificates, Series 2006-AC1

BSMF 2006-AR1	Bear Stearns Mortgage Funding Trust 2006-AR1, Mortgage Pass-Through Certificates, Series 2006-AR1

BSMF 2006-AR2	Bear Stearns Mortgage Funding Trust 2006-AR2, Mortgage Pass-Through Certificates, Series 2006-AR2

BSMF 2006-AR3	Bear Stearns Mortgage Funding Trust 2006-AR3, Mortgage Pass-Through Certificates, Series 2006-AR3

BSMF 2006-AR4	Bear Stearns Mortgage Funding Trust 2006-AR4, Mortgage Pass-Through Certificates, Series 2006-AR4

BSMF 2006-AR5	Bear Stearns Mortgage Funding Trust 2006-AR5, Mortgage Pass-Through Certificates, Series 2006-AR5

BSMF 2007-AR1	Bear Stearns Mortgage Funding Trust 2007-AR1, Mortgage Pass-Through Certificates, Series 2007-AR1

BSMF 2007-AR2	Bear Stearns Mortgage Funding Trust 2007-AR2, Mortgage Pass-Through Certificates, Series 2007-AR2

BSMF 2007-AR3	Bear Stearns Mortgage Funding Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3

BSMF 2007-AR4	Bear Stearns Mortgage Funding Trust 2007-AR4, Mortgage Pass-Through Certificates, Series 2007-AR4

BSMF 2007-AR5	Bear Stearns Mortgage Funding Trust 2007-AR5, Mortgage Pass-Through Certificates, Series 2007-AR5

CARRINGTON 2006-FRE1	Carrington Mortgage Loan Trust, Series 2006-FRE1 Asset-Backed Pass-Through Certificates

CARRINGTON 2006-FRE2	Carrington Mortgage Loan Trust, Series 2006-FRE2 Asset-Backed Pass-Through Certificates

CARRINGTON 2006-OPT1	Carrington Mortgage Loan Trust, Series 2006-OPT1 Asset-Backed Pass-Through Certificates

CARRINGTON 2006-RFC1	Carrington Mortgage Loan Trust, Series 2006-RFC1 Asset-Backed Pass-Through Certificates

CARRINGTON 2007-FRE1	Carrington Mortgage Loan Trust, Series 2007-FRE1 Asset-Backed Pass-Through Certificates

CARRINGTON 2007-RFC1	Carrington Mortgage Loan Trust, Series 2007-RFC1 Asset-Backed Pass-Through Certificates

CCMT 2006-C5	Citigroup Commercial Mortgage Trust 2006 -C5 Commercial Mortgage Pass-Through Certificates Series, 2006-C5

CCMT 2007-C6	Citigroup Commercial Mortgage Trust 2007 -C6 Commercial Mortgage Pass-Through Certificates, Series 2007-C6

CCMT 2008-C7	Citigroup Commercial Mortgage Trust 2008-C7 Commercial Mortgage Pass-Through Certificates, Series 2008-C7

CCUBS2017-C1	CCUBS Commercial Mortgage Trust 2017-C1 Commercial Mortgage Pass-Through Certificates, Series 2017-C1

CD 2006-CD2	CD 2006-CD2 Commercial Mortgage Pass-Through Certificates

CD 2007-CD4	CD 2007-CD4 COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES CD 2007-CD4

CD 2007-CD5	CD 2007-CD5 COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES CD 2007-CD5

CD2016-CD1	CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CD1

CD2016-CD2	CD 2016-CD2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CD2

CD2017-CD3	CD 2017-CD3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-CD3

CD2017-CD4	CD 2017-CD4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-CD4

CD2017-CD6	CD 2017-CD6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-CD6

CFCRE 2016-C3	CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3

CFCRE2016-C6	CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C6

CFCRE2016-C7	CFCRE 2016-C7 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C7

CFCRE2017-C8	CFCRE 2017-C8 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C8

CGCMT-2015-P1	Citigroup Commercial Mortgage Trust 2015 Commercial Mortgage Pass-Through Certificates, Series 2015-P1

CGCMT2016-GC36	Citigroup Commercial Mortgage Securities Inc., Commercial Mortgage Pass- Through Certificates, Series 2016-GC36

CITICMLTI2006HE3	CITIGROUP MORTGAGE LOAN TRUST INC. ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-HE3

CITICMLTI2007AR4	CITIGROUP MORTGAGE LOAN TRUST INC. MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-AR4

CITICMLTI2007AR5	CITIGROUP MORTGAGE LOAN TRUST INC. MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-AR5

CITICMLTI2007AR8	CITIGROUP MORTGAGE LOAN TRUST INC. MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-AR8

CITICMLTI2007WFHE2	CITIGROUP MORTGAGE LOAN TRUST INC. ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-WFHE2

CITICMLTI2007WFHE3	CITIGROUP MORTGAGE LOAN TRUST INC. ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-WFHE3

CITICMLTI2007WFHE4	CITIGROUP MORTGAGE LOAN TRUST INC. ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-WFHE4

COBALT 2006-C1	COBALT CMBS Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1

COBALT 2007-C2	COBALT CMBS Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass-Through Certificates, Series 2007-C2

COBALT 2007-C3	COBALT CMBS Commercial Mortgage Trust 2007-C3, Commercial Mortgage Pass-Through Certificates, Series 2007-C3

COMM12-CCRE1	COMM 2012-CCRE1 Commercial Mortgage Pass-Through Certificates

COMM12-CCRE2	COMM 2012-CCRE2 Commercial Mortgage Pass-Through Certificates

COMM12-CCRE4	COMM 2012-CCRE4 Commercial Mortgage Pass-Through Certificates

COMM12-CCRE5	COMM 2012-CCRE5 Commercial Mortgage Pass-Through Certificates

COMM13-CCRE7	COMM 2013-CCRE7 Commercial Mortgage Pass-Through Certificates

COMM13-LC6	COMM 2013-LC6 Commercial Mortgage Pass-Through Certificates

COMM15-CCRE23	COMM 2015-CCRE23 Commercial Mortgage Pass-Through Certificates

COMM 2006-C7	COMM 2006-C7 Commercial Mortgage Pass-Through Certificates

COMM 2007-C9	COMM 2007-C9 Commercial Mortgage Pass-Through Certificates

COMM2013-CCRE10	COMM 2013-CCRE10 Commercial Mortgage Pass-Through Certificates

COMM2013-CCRE12	COMM 2013-CCRE12 Commercial Mortgage Pass-Through Certificates

COMM2014-CCRE15	COMM 2014-CCRE15 Commercial Mortgage Pass-Through Certificates

COMM2014-CCRE16	COMM 2014-CCRE16 Commercial Mortgage Pass-Through Certificates

COMM2014-CCRE18	COMM 2014-CCRE18 Commercial Mortgage Pass-Through Certificates

COMM2014-CCRE19	COMM 2014-CCRE19 Commercial Mortgage Pass-Through Certificates

COMM2014-CCRE20	COMM 2014-CCRE20 Commercial Mortgage Pass-Through Certificates

COMM2014-CCRE21	COMM 2014-CCRE21 Commercial Mortgage Pass-Through Certificates

COMM2014-LC15	COMM 2014-LC15 Commercial Mortgage Pass-Through Certificates

COMM2014-LC17	COMM 2014-LC17 Commercial Mortgage Pass-Through Certificates

COMM2014-UBS3	COMM 2014-UBS3 Commercial Mortgage Pass-Through Certificates

COMM2014-UBS5	COMM2014-UBS5 Commercial Mortgage Pass-Through Certificates

COMM2014-UBS6	COMM 2014-UBS6 Commercial Mortgage Pass-Through Certificates

COMM2015-CCRE24	COMM 2015-CCRE24 Commercial Mortgage Pass-Through Certificates

COMM2015-CCRE26	COMM 2015-CCRE26 Commercial Mortgage Pass-Through Certificates

COMM2015-CCRE27	COMM 2015-CCRE27 Commercial Mortgage Pass-Through Certificates

COMM2015-DC1	COMM 2015-DC1 Commercial Mortgage Pass-Through Certificates

COMM2015-LC19	COMM 2015-LC19 Commercial Mortgage Pass-Through Certificates

COMM2015-LC23	COMM 2015-LC23 Commercial Mortgage Pass-Through Certificates

COMM2015-PC1	COMM 2015-PC1 Commercial Mortgage Pass-Through Certificates

COMM2016-10HY	Hudson Yards 2016-10HY Mortgage Trust Commercial Mortgage Pass-Through Certificates

COMM2016-667M	COMM 2016-667M Mortgage Trust Commercial Mortgage Pass-Through Certificates

COMM2016-CCRE28	COMM 2016-CCRE28 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CCRE28

COMM2016-COR1	COMM 2016-COR1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-COR1

COMM2016-GCT	COMM 2016-GCT Mortgage Trust Commercial Mortgage Pass-Through Certificates

COMM2017-COR2	COMM 2017-COR2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-COR2

CSAB 2006-1	CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-1

CSAB 2006-2	CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-2

CSAB 2006-3	CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-3

CSAB 2006-4	CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-4

CSAB 2007-1	CSAB Mortgage-Backed Pass-Through Certificates, Series 2007-1

CSAIL2015-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C1

CSAIL2015-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C2

CSAIL2015-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C3
CSAIL2015-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C4

CSAIL2016-C5	CSAIL 2016-C5 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C5

CSAIL2016-C6	CSAIL 2016-C6 Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C6

CSAIL2016-C7	CSAIL 2016-C7 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C7

CSAIL2017-C8	CSAIL 2017-C8 Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2017-C8

CSAIL2017-CX10	CSAIL 2017-CX10 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CX10

CSAIL2017-CX9	CSAIL 2017-CX9 Commercial Mortgage Trust Commercial Mortgage Pass Through Certificates, Series 2017-CX9

CSFB 2006-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C1

CSFB 2006-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C2

CSFB 2006-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C3

CSFB 2006-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C4

CSFB 2006-C5	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C5

CSFB 2007-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C1

CSFB 2007-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2

CSFB 2007-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C3

CSFB 2007-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C4

CSFB 2007-C5	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C5

CSFB 2008-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2008-C1

CSMC 2006-1	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-1

CSMC 2006-2	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-2

CSMC 2006-3	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-3

CSMC 2006-4	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-4

CSMC 2006-7	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-7

CSMC 2006-8	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-8

CSMC 2006-9	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-9

CSMC 2007-1	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-1

CSMC 2007-2	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-2

CSMC 2007-3	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-3

CSMC 2007-4	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-4

CSMC 2007-5	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-5

CSMC 2007-6	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-6

CSMC 2007-7	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-7

CSMC2015-GLPA	CSMC 2015-GLPA Commercial Mortgage Pass-Through Certificates, Series 2015-GLPA

CSMC2015-GLPB	CSMC 2015-GLPB Commercial Mortgage Pass-Through Certificates, Series 2015-GLPB

CSMC2016-NXSR	CSMC 2016-NXSR Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-NXSR

CSMC2017-MOON	CSMC Trust 2017-MOON Commercial Mortgage Pass-Through Certificates, Series 2017-MOON

DBALT 2006-AB1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AB1

DBALT 2006-AB2	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AB2

DBALT 2006-AB3	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AB3

DBALT 2006-AB4	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AB4

DBALT 2006-AF1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AF1

DBALT 2006-AR1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR1

DBALT 2006-AR2	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR2

DBALT 2006-AR3	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR3

DBALT 2006-AR4	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR4

DBALT 2006-AR5	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR5

DBALT 2006-AR6	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR6

DBALT 2006-OA1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-OA1

DBALT 2007-1	Deutsche ALT-A Securities Mortgage Pass-Through Certificates Series 2007-1

DBALT 2007-2	Deutsche ALT-A Securities Mortgage Loan Trust, Series 2007-2 Mortgage Pass-Through Certificate

DBALT 2007-3	Deutsche ALT-A Securities Mortgage Pass-Through Certificates Series 2007-3

DBALT 2007-AB1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-AB1

DBALT 2007-AR1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-AR1

DBALT 2007-AR2	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-AR2

DBALT 2007-AR3	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-AR3

DBALT 2007-BAR1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-BAR1

DBALT 2007-OA1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-OA1

DBALT 2007-OA2	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-OA2

DBALT 2007-OA3	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-OA3

DBALT 2007-OA4	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-OA4

DBALT 2007-OA5	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-OA5

DBALT 2007-RAMP1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-RAMP1

DBJPM2016-C1	DBJPM 2016-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C1

DBJPM2016-C3	DBJPM 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3

DBJPM2017-C6	DBJPM 2017-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C6

DBUBS 11-LC3	DBUBS 2011-LC3 Commercial Mortgage Pass-Through Certificates

DBWAACE2006GP1	ACE SECURITIES CORP. HOME EQUITY LOAN TRUST, SERIES 2006-GP1 ASSET BACKED SECURITIES

DLJWABSCRFC2007HE1	ASSET BACKED SECURITIES CORPORATION HOME EQUITY LOAN TRUST, SERIES RFC 2007-HE1 ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES RFC 2007-HE1

DMARC2017-BRBK	DBUBS 2017-BRBK Mortgage Trust Commercial Mortgage Pass-Through Certificates

DMARC2017-OT	Olympic Tower 2017-OT Mortgage Trust Commercial Mortgage Pass-Through Certificates

EBLMT 2013-1	EverBank Mortgage Loan Trust 2013-1 Mortgage Pass-Through Certificates, Series 2013-1

EBMLT 2013-2	EverBank Mortgage Loan Trust 2013-2 Mortgage Pass-Through Certificates, Series 2013-2

FASC2006-FF16	FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FF16 ASSET-BACKED CERTIFICATES, SERIES 2006-FF16

FASC2006-FF8	FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FF8 ASSET-BACKED CERTIFICATES, SERIES 2006-FF8

FF 2006-FF1	First Franklin Mortgage Loan Trust 2006-FF1 Mortgage Pass-Through Certificates Series 2006-FF1

FF 2006-FFH1	First Franklin Mortgage Loan Trust 2006-FFH1 Asset-Backed Certificates, Series 2006-FFH1

FFML 2006-FF11	First Franklin Mortgage Loan Trust 2006-FF11 Mortgage Pass-Through Certificates Series 2006-FF11

FFML 2006-FF5	First Franklin Mortgage Loan Trust 2006-FF5 Mortgage Pass-Through Certificates Series 2006-FF5

FFML 2006-FF7	First Franklin Mortgage Loan Trust 2006-FF7 Mortgage Pass-Through Certificates Series 2006-FF7

FFML 2006-FF9	First Franklin Mortgage Loan Trust 2006-FF9 Mortgage Pass-Through Certificates Series 2006-FF9

FIELDSTONE 2006-1	Fieldstone Mortgage Investment Trust, Series 2006-1, Mortgage-Backed Notes

FIELDSTONE 2006-2	Fieldstone Mortgage Investment Trust, Series 2006-2, Mortgage-Backed Notes

FIELDSTONE 2006-3	Fieldstone Mortgage Investment Trust, Series 2006-3, Mortgage-Backed Notes

FIELDSTONE 2007-1	Fieldstone Mortgage Investment Trust, Series 2007-1, Mortgage-Backed Notes

FREMONT 2006-A	Fremont Home Loan Trust 2006-A, Mortgage-Backed Certificates, Series 2006-A

FREMONT 2006-B P1	Fremont Home Loan Trust 2006-B1, Mortgage-Backed Certificates, Series 2006-B1

FREMONT 2006-B P2	Fremont Home Loan Trust 2006-B2, Mortgage-Backed Certificates, Series 2006-B2

FREMONT 2006-C	Fremont Home Loan Trust 2006-C, Mortgage-Backed Certificates, Series 2006-C

FREMONT 2006-D	Fremont Home Loan Trust 2006-D, Mortgage-Backed Certificates, Series 2006-D

FREMONT 2006-E	Fremont Home Loan Trust 2006-E, Mortgage-Backed Certificates, Series 2006-E

GCMISV2006-OPT1	SOUNDVIEW HOME LOAN TRUST 2006-OPT1 ASSET-BACKED CERTIFICATES, SERIES 2006-OPT1

GCMISV2006-OPT2	SOUNDVIEW HOME LOAN TRUST 2006-OPT2 ASSET-BACKED CERTIFICATES, SERIES 2006-OPT2

GCMISV2006-OPT3	SOUNDVIEW HOME LOAN TRUST 2006-OPT3 ASSET-BACKED CERTIFICATES, SERIES 2006-OPT3

GCMISV2006-OPT4	SOUNDVIEW HOME LOAN TRUST 2006-OPT4 ASSET-BACKED CERTIFICATES, SERIES 2006-OPT4

GCMISV2006-OPT5	SOUNDVIEW HOME LOAN TRUST 2006-OPT5 ASSET-BACKED CERTIFICATES, SERIES 2006-OPT5

GCMISV2007-WMC1	SOUNDVIEW HOME LOAN TRUST 2007-WMC1 ASSET-BACKED CERTIFICATES, SERIES 2007-WMC1

GECMC 2007-C1	GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1

GMAC 2006-C1	GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-C1

GRNPT 2006-AR1	GreenPoint Mortgage Funding Trust 2006-AR1, Mortgage Pass-Through Certificates, Series 2006-AR1

GRNPT 2006-AR2	GreenPoint Mortgage Funding Trust 2006-AR2, Mortgage Pass-Through Certificates, Series 2006-AR2

GRNPT 2006-AR3	GreenPoint Mortgage Funding Trust 2006-AR3, Mortgage Pass-Through Certificates, Series 2006-AR3

GS 2006-GG6	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG6

GS 2006-GG8	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG8

GS 2007-GG10	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10

GSAA 2006-10	GSAA Home Equity Trust 2006-10, Asset-Backed Certificates, Series 2006-10

GSAA 2006-14	GSAA Home Equity Trust 2006-14, Asset-Backed Certificates, Series 2006-14

GSAA 2006-16	GSAA Home Equity Trust 2006-16, Asset-Backed Certificates, Series 2006-16

GSAA 2006-18	GSAA Home Equity Trust 2006-18, Asset-Backed Certificates, Series 2006-18

GSAA 2006-8	GSAA Home Equity Trust 2006-8, Asset-Backed Certificates, Series 2006-8

GSAA 2007-10	GSAA Home Equity Trust 2007-10, Asset-Backed Certificates, Series 2007-10

GSAA 2007-4	GSAA Home Equity Trust 2007-4, Asset-Backed Certificates, Series 2007-4

GSAA 2007-5	GSAA Home Equity Trust 2007-5, Asset-Backed Certificates, Series 2007-5

GSAA 2007-6	GSAA Home Equity Trust 2007-6, Asset-Backed Certificates, Series 2007-6

GSAA 2007-7	GSAA Home Equity Trust 2007-7, Asset-Backed Certificates, Series 2007-7

GSAA 2007-8	GSAA Home Equity Trust 2007-8, Asset-Backed Certificates, Series 2007-8

GSAA 2007-9	GSAA Home Equity Trust 2007-9, Asset-Backed Certificates, Series 2007-9

GSM2015-GC28	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GC28

GSM2015-GS1	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GS1

GSMC2006-12	GSAA HOME EQUITY TRUST 2006-12 ASSET-BACKED CERTIFICATES, SERIES 2006-12

GSMC20066	GSAA HOME EQUITY TRUST 2006-6 ASSET-BACKED CERTIFICATES, SERIES 2006-6

GSMC2006S3	GSAMP Trust 2006-S3 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-S3

GSMCGSR2007HEL1	GS Mortgage Securities Corp. GSR Trust 2007-HEL 1, Mortgage-Backed Notes, Series 2007-HEL1

GSMS2013-CJ14	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ14

GSMS 2013-GCJ12	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ12

GSMS2014-GC18	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC18

GSMS2014-GC20	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC20

GSMS2014-GC22	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC22

GSMS2014-GC24	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC24

GSMS2015-590M	GS Mortgage Securities Corporation Trust 2015-590M, Commercial Mortgage Pass- Through Certificates, Series 2015-590M

GSMS2015-GC32	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GC32

GSMS2016-GS2	GS Mortgage Securities Trust 2016-GS2 Commercial Mortgage Pass-Through Certificates, Series 2016-GS2

GSMS2016-GS3	GS Mortgage Securities Trust 2016-GS3 Commercial Mortgage Pass-Through Certificates, Series 2016-GS3

GSMS2016-GS4	GS Mortgage Securities Trust 2016-GS4 Commercial Mortgage Pass-Through Certificates, Series 2016-GS4

GSMS2016-VERITAS	GS Mortgage Securities Corporation Trust 2016-RENT Commercial Mortgage Pass-Through Certificates, Series 2016-RENT

GSMS2017-FARM	GS Mortgage Securities Corporation Trust 2017-FARM, Commercial Mortgage Pass-Through Certificates, Series 2017-FARM

GSMS2017-GS5	GS Mortgage Securities Trust 2017-GS5 Commercial Mortgage Pass Through Certificates, Series 2017-GS5

GSMS2017-GS6	GS Mortgage Securities Trust 2017-GS6 Commercial Mortgage Pass Through Certificates, Series 2017-GS6

GSMS2017-GS7	GS Mortgage Securities Trust 2017-GS7 Commercial Mortgage Pass-Through Certificates Series 2017-GS7

GSMS2017-GS8	GS Mortgage Securities Trust 2017-GS8 Commercial Mortgage Pass-Through Certificates Series 2017-GS8

GSMS2017-WWP	Worldwide Plaza Trust 2017-WWP Commercial Mortgage Pass-Through Certificates, Series 2017-WWP

GSMSC 12-GC6	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2012-GC6

GSMSC 12GCJ7	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2012-GCJ7

GSMSC 2013-GC10	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GC10

GSR 2006-5F	GSR Mortgage Loan Trust 2006-5F, Mortgage Pass-Through Certificates, Series 2006-5F

GSR 2006-AR1	GSR Mortgage Loan Trust 2006-AR1, Mortgage Pass-Through Certificates, Series 2006-AR1

GSR 2006-AR2	GSR Mortgage Loan Trust 2006-AR2, Mortgage Pass-Through Certificates, Series 2006-AR2

GSR 2007-AR1	GSR Mortgage Loan Trust 2007-AR1 Mortgage Pass-Through Certificates, Series 2007-AR1

GSR 2007-AR2	GSR Mortgage Loan Trust 2007-AR2 Mortgage Pass-Through Certificates, Series 2007-AR2

HALO 2007-2	HSI Asset Loan Obligation Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2

HALO 2007-AR2	HSI Asset Loan Obligation Trust 2007-AR2, Mortgage Pass-Through Certificates, Series 2007-AR2

HARBORVIEW 2007-2	Harborview Mortgage Loan Trust 2007-2 Mortgage Loan Pass-Through Certificates, Series 2007-2

HARBORVIEW 2007-4	Harborview Mortgage Loan Trust 2007-4 Mortgage Loan Pass-Through Certificates, Series 2007-4

HARBORVIEW 2007-7	Harborview Mortgage Loan Trust 2007-7 Mortgage Loan Pass-Through Certificates, Series 2007-7

HASCO 2006-HE1	HSI Asset Securitization Corporation Trust 2006-HE1, Mortgage Pass-Through Certificates, Series 2006-HE1

HASCO 2006-OPT1	HSI Asset Securitization Corporation Trust 2006-OPT1, Mortgage Pass-Through Certificates, Series 2006-OPT1

HASCO 2006-OPT2	HSI Asset Securitization Corporation Trust 2006-OPT2, Mortgage Pass-Through Certificates, Series 2006-OPT2

HASCO 2006-OPT3	HSI Asset Securitization Corporation Trust 2006-OPT3, Mortgage Pass-Through Certificates, Series 2006-OPT3

HASCO 2006-OPT4	HSI Asset Securitization Corporation Trust 2006-OPT4, Mortgage Pass-Through Certificates, Series 2006-OPT4

HASCO 2006-WMC1	HSI Asset Securitization Corporation Trust 2006-WMC1, Mortgage Pass-Through Certificates, Series 2006-WMC1

HASCO 2007-HE1	HSI Asset Securitization Corporation Trust 2007-HE1, Mortgage Pass-Through Certificates, Series 2007-HE1

HASCO 2007-HE2	HSI Asset Securitization Corporation Trust 2007-HE2, Mortgage Pass-Through Certificates, Series 2007-HE2

HASCO 2007-NC1	HSI Asset Securitization Corporation Trust 2007-NC1, Mortgage Pass-Through Certificates, Series 2007-NC1

HASCO 2007-WF1	HSI Asset Securitization Corporation Trust 2007-WF1, Mortgage Pass-Through Certificates, Series 2007-WF1

HEAT 2006-1	Home Equity Pass-Through Certificates, Series 2006-1

HEAT2006-3	HOME EQUITY PASS-THROUGH CERTIFICATES, SERIES 2006-3

HEAT 2006-4	HOME EQUITY ASSET TRUST 2006-4 HOME EQUITY PASS-THROUGH CERTIFICATES SERIES 2006-4

HEAT2006-5	HOME EQUITY ASSET TRUST 2006-5 HOME EQUITY PASS-THROUGH CERTIFICATES, SERIES 2006-5

HEAT 2006-6	HOME EQUITY ASSET TRUST 2006-6 HOME EQUITY PASS-THROUGH CERTIFICATES SERIES 2006-6

HEAT2006-7	HOME EQUITY ASSET TRUST 2006-7 HOME EQUITY PASS-THROUGH CERTIFICATES, SERIES 2006-7

HEAT2006-8	HOME EQUITY ASSET TRUST 2006-8 HOME EQUITY PASS-THROUGH CERTIFICATES, SERIES 2006-8

HEAT2007-1	HOME EQUITY ASSET TRUST 2007-1 HOME EQUITY PASS-THROUGH CERTIFICATES, SERIES 2007-1

HEAT2007-2	HOME EQUITY ASSET TRUST 2007-2 HOME EQUITY PASS-THROUGH CERTIFICATES, SERIES 2007-2

HELT2007-FRE1	Nationstar Funding LLC Home Equity Loan Trust 2007-FRE1

HEMT20061	HOME EQUITY MORTGAGE TRUST SERIES 2006-1 HOME EQUITY MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1

HEMT20063	HOME EQUITY MORTGAGE TRUST SERIES 2006-3 HOME EQUITY MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3

HEMT20064	HOME EQUITY MORTGAGE TRUST SERIES 2006-4 HOME EQUITY MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

HSBAHALO2006-2	HSI ASSET LOAN OBLIGATION TRUST 2006-2 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2

HSBAHALO2007-1	HSI ASSET LOAN OBLIGATION TRUST 2007-1 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1

HSBAHALO2007-AR1	HSI ASSET LOAN OBLIGATION TRUST 2007-AR1 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-AR1

HSBAHALO2007-WF1	HSI ASSET LOAN OBLIGATION TRUST 2007-WF1 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-WF1

HSBAHASCO2006HE2	HSI ASSET SECURITIZATION CORPORATION TRUST 2006-HE2 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-HE2

HSBAHASCO2007-OPT	HSI ASSET SECURITIZATION CORPORATION TRUST 2007-OPT1 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-OPT1

JPM 2013-C12	JPMBB Commercial Mortgage Securities Trust 2013-C12, Commercial Mortgage Pass-Through Certificates, Series 2013-C12

JPM2013-C13	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C13, Commercial Mortgage Pass-Through Certificates, Series 2013-C13

JPM2013-C14	JPMBB Commercial Mortgage Securities Trust 2013-C14, Commercial Mortgage Pass-Through Certificates, Series 2013-C14

JPM2013-C15	JPMBB Commercial Mortgage Securities Trust 2013-C15, Commercial Mortgage Pass-Through Certificates, Series 2013-C15

JPM2013-C16	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C16, Commercial Mortgage Pass-Through Certificates, Series 2013-C16

JPM2014-C18	JPMBB Commercial Mortgage Securities Trust 2014-C18, Commercial Mortgage Pass-Through Certificates, Series 2014-C18

JPM2014-C19	JPMBB Commercial Mortgage Securities Trust 2014-C19, Commercial Mortgage Pass-Through Certificates, Series 2014-C19

JPM2014-C20	J.P. Morgan Chase Commercial Mortgage Securities Trust 2014-C20, Commercial Mortgage Pass-Through Certificates, Series 2014-C20

JPM2014-C21	JPMBB Commercial Mortgage Securities Trust 2014-C21, Commercial Mortgage Pass-Through Certificates, Series 2014-C21

JPM2014-C22	JPMBB Commercial Mortgage Securities Trust 2014-C22, Commercial Mortgage Pass-Through Certificates, Series 2014-C22

JPM2014-C23	JPMBB Commercial Mortgage Securities Trust 2014-C23, Commercial Mortgage Pass-Through Certificates, Series 2014-C23

JPM2014-C24	JPMBB Commercial Mortgage Securities Trust 2014-C24, Commercial Mortgage Pass-Through Certificates, Series 2014-C24

JPM2014-C26	JPMBB Commercial Mortgage Securities Trust 2014-C26, Commercial Mortgage Pass-Through Certificates, Series 2014-C26

JPM2015-C27	JPMBB Commercial Mortgage Securities Trust 2015-C27, Commercial Mortgage Pass-Through Certificates, Series 2015-C27

JPM2015-C28	JPMBB Commercial Mortgage Securities Trust 2015-C28, Commercial Mortgage Pass-Through Certificates, Series 2015-C28

JPM2015-C29	JPMBB Commercial Mortgage Securities Trust 2015-C29, Commercial Mortgage Pass-Through Certificates, Series 2015-C29

JPM2015-C30	JPMBB Commercial Mortgage Securities Trust 2015-C30, Commercial Mortgage Pass-Through Certificates, Series 2015-C30

JPM2015-C31	JPMBB Commercial Mortgage Securities Trust 2015-C31, Commercial Mortgage Pass-Through Certificates, Series 2015-C31

JPM2015-C32	JPMBB Commercial Mortgage Securities Trust 2015-C32, Commercial Mortgage Pass-Through Certificates, Series 2015-C32

JPM2015-C33	JPMBB Commercial Mortgage Securities Trust 2015-C33, Commercial Mortgage Pass-Through Certificates, Series 2015-C33

JPM2015-JP1	JPMCC Commercial Mortgage Securities Trust 2015-JP1, Commercial Mortgage Pass-Through Certificates, Series 2015-JP1

JPM2016-C1	JPMBB Commercial Mortgage Securities Trust 2016-C1 Commercial Mortgage Pass-Through Certificates Series 2016-C1

JPMB2014-C25	JPMBB Commercial Mortgage Securities Trust 2014-C25, Commercial Mortgage Pass-Through Certificates, Series 2014-C25

JPMC 12-CIBX	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX, Commercial Mortgage Pass-Through Certificates, Series 2012-CIBX

JPMC 12-LC9	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-LC9, Commercial Mortgage Pass-Through Certificates, Series 2012-LC9

JPMC 13-LC11	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-LC11, Commercial Mortgage Pass-Through Certificates, Series 2013-LC11

JPMC 2011-C5	J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C5, Commercial Mortgage Pass-Through Certificates, Series 2011-C5

JPMC 2012-C6	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6, Commercial Mortgage Pass-Through Certificates, Series 2012-C6

JPMC 2012-C8	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C8, Commercial Mortgage Pass-Through Certificates, Series 2012-C8

JPMC 2013-C10	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C10, Commercial Mortgage Pass-Through Certificates, Series 2013-C10

JPMC2013-C17	JPMBB Commercial Mortgage Securities Trust 2013-C17, Commercial Mortgage Pass-Through Certificates, Series 2013-C17

JPMC2015-HGLR	Houston Galleria Mall Trust 2015-HGLR, Commercial Mortgage Securities Pass-Through Certificates, Series 2015-HGLR

JPMC2015-WPG	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-WPG

JPMC 2016-CSTL	Shops at Crystals Trust 2016-CSTL Commercial Mortgage Pass-Through Certificates, Series 2016-CSTL

JPMC2016-HHV	Hilton USA Trust 2016-HHV Commercial Mortgage Pass-Through Certificates, Series 2016-HHV

JPMC2016-JP2	JPMCC Commercial Mortgage Securities Trust 2016-JP2 Commercial Mortgage Pass-Through Certificates Series 2016-JP2

JPMC2016-JP4	JPMCC Commercial Mortgage Securities Trust 2016-JP4 Commercial Mortgage Pass-Through Certificates, Series 2016-JP4

JPMC2016-NINE	J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-NINE Commercial Mortgage Pass-Through Certificates, Series 2016-NINE

JPMC2016-PLSD	Palisades Center Trust 2016-PLSD Commercial Mortgage Pass-Through Certificates, Series 2016-PLSD

JPMC2017-245P	245 Park Avenue Trust 2017-245P Commercial Mortgage Pass-Through Certificates, Series 2017-245P

JPMC2017-JP5	JPMCC Commercial Mortgage Securities Trust 2017-JP5, Commercial Mortgage Pass-Through Certificates, Series 2017-JP5

JPMC2017-JP6	JPMCC Commercial Mortgage Securities Trust 2017-JP6, Commercial Mortgage Pass-Through Certificates, Series 2017- JP6

JPMC2017-JP7	JPMCC Commercial Mortgage Securities Trust 2017-JP7 Commercial Mortgage Pass- Through Certificates, Series 2017-JP7

JPMC2017-KNOX	West Town Mall Trust 2017-KNOX Commercial Mortgage Pass-Through Certificates, Series 2017-KNOX

JPMCC2016-JP3	JPMCC Commercial Mortgage Securities Trust 2016-JP3 Commercial Mortgage Pass-Through Certificates, Series 2016-JP3

JPM CHAS 2006-CIBC16	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC16

JPM CHAS 2007-CIBC18	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC18

JPM CHAS 2007-CIBC20	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC20

JPM CHASE 2006-LDP6	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-LDP6

JPM CHASE 2007-C1	J.P. Morgan Chase Commercial Mortgage Securities Trust, 2007-C1 Commercial Pass-Through Certificates, Series 2007-C1

JPM CHASE 2007-LDP10	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-LDP10

JPMDB2016-C2	JPMDB Commercial Mortgage Securities Trust 2016-C2 Commercial Mortgage Pass-Through Certificates, Series 2016-C2

JPMDB2016-C4	JPMDB Commercial Mortgage Securities Trust 2016-C4 Commercial Mortgage Pass-Through Certificates, Series 2016-C4

JPMDB 2017-C5	JPMDB Commercial Mortgage Securities Trust 2017-C5, Commercial Mortgage Pass-Through Certificates, Series 2017-C5

JPMDB2017-C7	JPMDB Commercial Mortgage Securities Trust 2017-C7 Commercial Mortgage Pass-Through Certificates Series 2017-C7

JPMORGAN 2006-LDP7	J.P. Morgan Chase Commercial Mortgage Securities Corp. Pass-Through Certificates, Series 2006-LDP7

JP MORGAN 2007-FL1	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-FL1

LCCM2017-LC26	LCCM 2017-LC26 Mortgage Trust Commercial Mortgage Pass Through Certificates, Series 2017-LC26

LEHMLMT20062	LEHMAN MORTGAGE TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-2

LEHMLMT20064	LEHMAN MORTGAGE TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-4

LEHMLMT20068	LEHMAN MORTGAGE TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-8

LEHMLMT20072	LEHMAN MORTGAGE TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-2

LEHMLMT20076	LEHMAN MORTGAGE TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-6

LEHMLMT20077	LEHMAN MORTGAGE TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-7

LEHMLMT20078	LEHMAN MORTGAGE TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-8

LEHMLXS20061	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-1

LEHMLXS200610N	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-10N

LEHMLXS200611	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-11

LEHMLXS200612N	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-12N

LEHMLXS200613	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-13

LEHMLXS200615	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-15

LEHMLXS200617	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-17

LEHMLXS200618N	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-18N

LEHMLXS200619	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-19

LEHMLXS200620	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-20

LEHMLXS20063	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-3

LEHMLXS20065	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-5

LEHMLXS20067	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-7

LEHMLXS20068	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-8

LEHMLXS20071	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-1

LEHMLXS200711	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-11

LEHMLXS200712N	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-12N

LEHMLXS200714H	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-14H

LEHMLXS200715N	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-15N

LEHMLXS20072N	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-2N

LEHMLXS20073	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-3

LEHMLXS20074N	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-4N

LEHMLXS20076	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-6

LEHMLXS20078H	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-8H

LEHMLXS20079	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-9

LEHMSARM200611	STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-11

LEHMSARM200612	STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-12

LEHMSARM200710	STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-10

LEHMSARM20075	STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5

LEHMSARM20077	STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-7

LEHMSARM20078	STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8

LEHMSASCO063H	STRUCTURED ASSET SECURITIES CORPORATION MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3H

LEHMSASCO2007BC2	STRUCTURED ASSET SECURITIES CORPORATION MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-BC2

LEHMSASCO2007BC4	STRUCTURED ASSET SECURITIES CORPORATION MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-BC4

LMT 2006-5	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-5

LMT 2006-7	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-7

LMT 2007-10	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-10

LMT 2007-4	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-4

LMT 2007-5	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-5

LMT 2007-9	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-9

LMT 2008-2	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2008-2

LSTAR2017-5	LSTAR Commercial Mortgage Trust 2017-5 Commercial Mortgage Pass-Through Certificates Series 2017-5

LUMINENT 06-3	Luminent Mortgage Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3

LUMINENT 2006-2	Luminent Mortgage Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2

LUMINENT 2006-4	Luminent Mortgage Trust 2006-4, Mortgage Pass-Through Certificates, Series 2006-4

LUMINENT 2006-5	Luminent Mortgage Trust 2006-5, Mortgage Pass-Through Certificates, Series 2006-5

LUMINENT 2006-6	Luminent Mortgage Trust 2006-6, Mortgage Pass-Through Certificates, Series 2006-6

LUMINENT 2006-7	Luminent Mortgage Trust 2006-7, Mortgage Pass-Through Certificates, Series 2006-7

LUMINENT 2007-1	Luminent Mortgage Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1

LUMINENT 2007-2	Luminent Mortgage Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2

MABS 2006-AB1	MASTR Asset-Backed Securities Trust 2006-AB1, Mortgage Pass-Through Certificates, Series 2006-AB1

MABS 2006-FRE1	MASTR Asset-Backed Securities Trust 2006-FRE1, Mortgage Pass-Through Certificates, Series 2006-FRE1

MABS 2006-HE1	MASTR Asset-Backed Securities Trust 2006-HE1, Mortgage Pass-Through Certificates, Series 2006-HE1

MABS 2006-HE2	MASTR Asset-Backed Securities Trust 2006-HE2, Mortgage Pass-Through Certificates, Series 2006-HE2

MABS 2006-HE3	MASTR Asset-Backed Securities Trust 2006-HE3, Mortgage Pass-Through Certificates, Series 2006-HE3

MABS 2006-HE4	MASTR Asset-Backed Securities Trust 2006-HE4, Mortgage Pass-Through Certificates, Series 2006-HE4

MABS 2006-HE5	MASTR Asset-Backed Securities Trust 2006-HE5, Mortgage Pass-Through Certificates, Series 2006-HE5

MABS 2006-WMC1	MASTR Asset-Backed Securities Trust 2006-WMC1, Mortgage Pass-Through Certificates, Series 2006-WMC1

MABS 2006-WMC2	MASTR Asset-Backed Securities Trust 2006-WMC2, Mortgage Pass-Through Certificates, Series 2006-WMC2

MABS 2006-WMC3	MASTR Asset-Backed Securities Trust 2006-WMC3, Mortgage Pass-Through Certificates, Series 2006-WMC3

MABS 2006-WMC4	MASTR Asset-Backed Securities Trust 2006-WMC4, Mortgage Pass-Through Certificates, Series 2006-WMC4

MABS 2007-HE1	MASTR Asset-Backed Securities Trust 2007-HE1, Mortgage Pass-Through Certificates, Series 2007-HE1

MABS 2007-HE2	MASTR Asset-Backed Securities Trust 2007-HE2, Mortgage Pass-Through Certificates, Series 2007-HE2

MABS 2007-WMC1	MASTR Asset-Backed Securities Trust 2007-WMC1, Mortgage Pass-Through Certificates, Series 2007-WMC1

MAD2015-11MD	MAD 2015-11MD Mortgage Trust, Commercial Mortgage Pass-Through Certificates

MALT 2006-1	MASTR Alternative Loan Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1

MALT 2006-2	MASTR Alternative Loan Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2

MALT 2006-3	MASTR Alternative Loan Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3

MALT 2007-1	MASTR Alternative Loan Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1

MALT 2007-HF1	MASTR Alternative Loan Trust 2007-HF1, Mortgage Pass-Through Certificates, Series 2007-HF1

MANA 2007-A1	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-A1

MANA 2007-A2	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-A2

MANA 2007-A3	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-A3

MANA 2007-AF1 (I)	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-AF1-I

MANA 2007-AF1 (II)	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-AF1-II

MANA 2007-F1	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-F1

MANA 2007-OAR1	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR1

MANA 2007-OAR2	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR2

MANA 2007-OAR3	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR3

MANA 2007-OAR4	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR4

MANA 2007-OAR5	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR5

MARM 2006-2	MASTR Adjustable Rate Mortgages Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2

MARM 2006-OA1	MASTR Adjustable Rate Mortgages Trust 2006-OA1, Mortgage Pass-Through Certificates, Series 2006-OA1

MARM 2006-OA2	MASTR Adjustable Rate Mortgages Trust 2006-OA2, Mortgage Pass-Through Certificates, Series 2006-OA2

MARM 2007-1	MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1

MARM 2007-2	MASTR Adjustable Rate Mortgages Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2

MARM 2007-3	MASTR Adjustable Rate Mortgages Trust 2007-3, Mortgage Pass-Through Certificates, Series 2007-3

MARM 2007-HF1	MASTR Adjustable Rate Mortgages Trust 2007-HF1, Mortgage Pass-Through Certificates, Series 2007-HF1

MARM 2007-HF2	MASTR Adjustable Rate Mortgages Trust 2007-HF2, Mortgage Pass-Through Certificates, Series 2007-HF2

MASL 2006-1	MASTR Second Lien Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1

MASTR 2006-1	MASTR Asset Securitization Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1

MASTR 2006-2	MASTR Asset Securitization Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2

MASTR 2006-3	MASTR Asset Securitization Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3

MASTR 2007-1	MASTR Asset Securitization Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1

MLCC 2006-1	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-1 Mortgage Pass-Through Certificates

MLCC 2006-2	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-2 Mortgage Pass-Through Certificates

MLCC 2006-3	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-3 Mortgage Pass-Through Certificates

MLCC 2007-1	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-1 Mortgage Pass-Through Certificates

MLCC 2007-2	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-2 Mortgage Pass-Through Certificates

MLCC 2007-3	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-3 Mortgage Pass-Through Certificates

MLMBS 2007-1	Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-1

MLMBS 2007-2	Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-2

MLMBS 2007-3	Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-3

MLMI 2006-A1	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-A1

MLMI 2006-A2	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-A2

MLMI 2006-A3	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-A3

MLMI 2006-A4	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-A4

MLMI 2006-AF1	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-AF1

MLMI 2006-AF2 (I)	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-AF2-I

MLMI 2006-AF2 (II)	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-AF2-II

MLMI 2006-F1	Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2006-F1

MLMI2006FM1	MERRILL LYNCH MORTGAGE INVESTORS TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-FM1

MLMI 2006-HE1	Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2006-HE1

MLMI2006HE2	MERRILL LYNCH MORTGAGE INVESTORS TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-HE2

MLMI2006HE3	MERRILL LYNCH MORTGAGE INVESTORS TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-HE3

MLMI 2006-OPT1	MERRILL LYNCH MORTGAGE INVESTORS TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-OPT1

MLMI2006RM1	MERRILL LYNCH MORTGAGE INVESTORS TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-RM1

MLMI2006SL1	MERRILL LYNCH MORTGAGE INVESTORS TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-SL1

MLMI2006SL2	MERRILL LYNCH MORTGAGE INVESTORS TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-SL2

MLMI 2006-WMC1	Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2006-WMC1

MLMI2006WMC2	MERRILL LYNCH MORTGAGE INVESTORS TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-WMC2

MLMI2007HE2	MERRILL LYNCH MORTGAGE INVESTORS TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2007-HE2

MORG2012C5	Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates Series 2012-C5

MORG2013C7	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 Commercial Mortgage Pass-Through Certificates Series 2013-C7

MRGN2006HE3	MORGAN STANLEY ABS CAPITAL I INC. TRUST 2006-HE3 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-HE3

MRGN2006HE4	MORGAN STANLEY ABS CAPITAL I INC. TRUST 2006-HE4 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-HE4

MRGN2006HE5	MORGAN STANLEY ABS CAPITAL I INC. TRUST 2006-HE5 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-HE5

MRGN2006HE6	MORGAN STANLEY ABS CAPITAL I INC. TRUST 2006-HE6 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-HE6

MRGN2006HE7	MORGAN STANLEY ABS CAPITAL I INC. TRUST 2006-HE7 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-HE7

MRGN20071	MORGAN STANLEY HOME EQUITY LOAN TRUST 2007-1 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1

MRGN2007HE2	MORGAN STANLEY ABS CAPITAL I INC. TRUST 2007-HE2 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-HE2

MRGN2007HE3	MORGAN STANLEY ABS CAPITAL I INC. TRUST 2007-HE3 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-HE3

MSAC 2006-HE1	Morgan Stanley ABS Capital I Inc. Trust 2006-HE1 Mortgage Pass-Through Certificates, Series 2006-HE1

MSAC 2006-HE2	Morgan Stanley ABS Capital I Inc. Trust 2006-HE2 Mortgage Pass-Through Certificates, Series 2006-HE2

MSAC 2006-HE8	Morgan Stanley ABS Capital I Inc. Trust 2006-HE8 Mortgage Pass-Through Certificates, Series 2006-HE8

MSAC 2006-WMC1	Morgan Stanley ABS Capital I Inc. Trust 2006-WMC1 Mortgage Pass-Through Certificates, Series 2006-WMC1

MSAC 2006-WMC2	Morgan Stanley ABS Capital I Inc. Trust 2006-WMC2 Mortgage Pass-Through Certificates, Series 2006-WMC2

MSAC 2007-HE5	Morgan Stanley ABS Capital I Inc. Trust 2007-HE5 Mortgage Pass-Through Certificates, Series 2007-HE5

MSAC 2007-HE6	Morgan Stanley ABS Capital I Inc. Trust 2007-HE6 Mortgage Pass-Through Certificates, Series 2007-HE6

MSAC 2007-HE7	Morgan Stanley ABS Capital I Inc. Trust 2007-HE7 Mortgage Pass-Through Certificates, Series 2007-HE7

MSBAM 12-C6	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commercial Mortgage Pass-Through Certificates, Series 2012-C6

MSBAM 13-C8	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commercial Mortgage Pass-Through Certificates, Series 2013-C8

MSBAM 13-C9	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9, Commercial Mortgage Pass-Through Certificates, Series 2013-C9

MSBAM14-C19	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19, Commercial Mortgage Pass-Through Certificates, Series 2014-C19

MSBAM15-C23	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23, Commercial Mortgage Pass-Through Certificates, Series 2015-C23

MSBAM 2013-C10	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10, Commercial Mortgage Pass-Through Certificates, Series 2013-C10

MSBAM2013-C11	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11, Commercial Mortgage Pass-Through Certificates, Series 2013-C11

MSBAM2013-C12	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12, Commercial Mortgage Pass-Through Certificates, Series 2013-C12

MSBAM2013-C13	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13, Commercial Mortgage Pass-Through Certificates, Series 2013-C13

MSBAM2014-C14	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14, Commercial Mortgage Pass-Through Certificates, Series 2014-C14

MSBAM2014-C15	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15, Commercial Mortgage Pass-Through Certificates, Series 2014-C15

MSBAM2014C17	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17 Commercial Mortgage Pass-Through Certificates Series 2014-C17

MSBAM2015-C20	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20, Commercial Mortgage Pass-Through Certificates, Series 2015-C20

MSBAM2015-C21	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21, Commercial Mortgage Pass-Through Certificates, Series 2015-C21

MSBAM2015-C22	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22, Commercial Mortgage Pass-Through Certificates, Series 2015-C22

MSBAM2015-C24	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24, Commercial Mortgage Pass-Through Certificates, Series 2015-C24

MSBAM2015-C26	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26, Commercial Mortgage Pass-Through Certificates, Series 2015-C26

MSBAM2015-C27	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C27, Commercial Mortgage Pass-Through Certificates, Series 2015-C27

MSBAM2016-C28	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28 Commercial Mortgage Pass-Through Certificates Series 2016-C28

MSBAM2016-C29	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29, Commercial Mortgage Pass-Through Certificates Series 2016-C29

MSBAM2016-C30	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30 Commercial Mortgage Pass-Through Certificates, Series 2016-C30

MSBAM2016-C31	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31, Commercial Mortgage Pass-Through Certificates, Series 2016-C31

MSBAM2016-C32	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32 Commercial Mortgage Pass-Through Certificates, Series 2016-C32

MSBAM 2017-C33	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33, Commercial Mortgage Pass-Through Certificates Series 2017-C33

MSBAM2017-C34	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34, Commercial Mortgage Pass-Through Certificates, Series 2017-C34

MSC 2006-IQ12	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12

MSC 2007-HQ11	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-HQ11

MSC 2007-HQ13	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-HQ13

MSC2015-MS1	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-MS1

MSC2016-BNK2	Morgan Stanley Capital I Inc. Commercial Mortgage Pass Through Certificates, Series 2016-BNK2

MSC2017-BNK5	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2017-BNK5

MSC2017-BNK8	BANK 2017-BNK8 Commercial Mortgage Pass Through Certificates Series 2017-BNK8

MSC2017-H1	Morgan Stanley Capital I Trust 2017-H1 Commercial Mortgage Pass-Through Certificates, Series 2017-H1

MSC2017-HR2	Morgan Stanley Capital I Trust 2017-HR2 Commercial Mortgage Pass-Through Certificates, Series 2017-HR2

MSCC 11-C3	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C3

MSCC 12-C4	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4

MSCC HELOC 2007-1	Morgan Stanley Home Equity Loan Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1

MSCFG2015-ALDR	MSCCG Trust 2015-ALDR Commercial Mortgage Pass-Through Certificates, Series 2015-ALDR

MSCI 2007-IQ15	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ15

MSCI2015-UBS8	Morgan Stanley Capital I Trust 2015- UBS8, Commercial Mortgage Pass-Through Certificates, Series 2015-UBS8

MSCI2016-PSQ	Morgan Stanley Capital I Trust 2016-PSQ Commercial Mortgage Pass-Through Certificates, Series 2016-PSQ

MSCI2016-UBS11	Morgan Stanley Capital I Trust 2016-UBS11, Commercial Mortgage Pass-Through Certificates Series 2016-UBS11

MSCI2016-UBS12	Morgan Stanley Capital I Trust 2016-UBS12, Commercial Mortgage Pass-Through Certificates Series 2016-UBS12

MSCI2016-UBS9	Morgan Stanley Capital I Trust 2016-UBS9 Commercial Mortgage Pass-Through Certificates, Series 2016-UBS9

MSCI2017-237P	MSSG Trust 2017-237P, Commercial Mortgage Pass-Through Certificates, Series 2017-237P

MSCI2017-CC	BXP Trust 2017-CC Commercial Mortgage Pass-Through Certificates, Series 2017-CC

MSCI2017-GM	BXP Trust 2017-GM, Commercial Mortgage Pass-Through Certificates, Series 2017-GM

MSM 2006-11	Morgan Stanley Mortgage Loan Trust 2006-11 Mortgage Pass-Through Certificates, Series 2006-11

MSM 2006-3AR	Morgan Stanley Mortgage Loan Trust 2006-3AR Mortgage Pass-Through Certificates, Series 2006-3AR

MSM 2006-5AR	Morgan Stanley Mortgage Loan Trust 2006-5AR Mortgage Pass-Through Certificates, Series 2006-5AR

MSM 2006-6AR	Morgan Stanley Mortgage Loan Trust 2006-6AR Mortgage Pass-Through Certificates, Series 2006-6AR

MSM 2006-7	Morgan Stanley Mortgage Loan Trust 2006-7 Mortgage Pass-Through Certificates, Series 2006-7

MSM 2006-8AR	Morgan Stanley Mortgage Loan Trust 2006-8AR Mortgage Pass-Through Certificates, Series 2006-8AR

MSM 2007-12	Morgan Stanley Mortgage Loan Trust 2007-12 Mortgage Pass-Through Certificates, Series 2007-12

MSM 2007-13	Morgan Stanley Mortgage Loan Trust 2007-13 Mortgage Pass-Through Certificates, Series 2007-13

MSM 2007-14AR	Morgan Stanley Mortgage Loan Trust 2007-14AR Mortgage Pass-Through Certificates, Series 2007-14AR

MSSTI 2007-1	Morgan Stanley Structured Trust I 2007-1 Asset-Backed Certificates, Series 2007-1

NAAC 2006-AF1	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AF1

NAAC 2006-AF2	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AF2

NAAC 2006-AP1	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AP1

NAAC 2006-AR1	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AR1

NAAC 2006-AR2	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AR2

NAAC 2006-AR3	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AR3

NAAC 2006-AR4	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AR4

NAAC 2006-WF1	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-WF1

NAAC 2007-1	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2007-1

NAAC 2007-2	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2007-2

NAAC 2007-3	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2007-3

NCMS2017-75B	Natixis Commercial Mortgage Securities Trust 2017-75B Commercial Mortgage Pass-Through Certificates, Series 2017-75B

NCMT 2008-1	National City Mortgage Capital Trust 2008-1 Mortgage Pass-Through Certificates, Series 2008-1

NEWCASTLE 2007-1	New Castle Mortgage Securities Trust 2007-1 Asset-Backed Notes, Series 2007-1

NHEL 2006-AF1	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-AF1

NHEL 2006-FM1	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-FM1

NHEL 2006-FM2	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-FM2

NHEL 2006-HE1	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-HE1

NHEL 2006-HE2	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-HE2

NHEL 2006-HE3	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-HE3

NHEL 2006-WF1	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-WF1

NHEL 2007-1	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2007-1

NHEL 2007-2	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2007-2

NHEL 2007-3	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2007-3

NRPMT2013-1	NRP Mortgage Trust 2013-1 Mortgage Pass-Through Certificates, Series 2013-1

ONSLOWBAY15-1	Onslow Bay Mortgage Loan Trust 2015-1

OPTION ONE 2006-1	Option One Mortgage Loan Trust 2006-1 Asset-Backed Certificates, Series 2006-1

OPTION ONE 2006-2	Option One Mortgage Loan Trust 2006-2 Asset-Backed Certificates, Series 2006-2

OPTION ONE 2006-3	Option One Mortgage Loan Trust 2006-3 Asset-Backed Certificates, Series 2006-3

OPTION ONE 2007-1	Option One Mortgage Loan Trust 2007-1 Asset-Backed Certificates, Series 2007-1

OPTION ONE 2007-2	Option One Mortgage Loan Trust 2007-2 Asset-Backed Certificates, Series 2007-2

OPTION ONE 2007-3	Option One Mortgage Loan Trust 2007-3 Asset-Backed Certificates, Series 2007-3

OPTION ONE 2007-4	Option One Mortgage Loan Trust 2007-4 Asset-Backed Certificates, Series 2007-4

OPTION ONE 2007-5	Option One Mortgage Loan Trust 2007-5 Asset-Backed Certificates, Series 2007-5

OPTION ONE 2007-6	Option One Mortgage Loan Trust 2007-6 Asset-Backed Certificates, Series 2007-6

OPTION ONE 2007-CP1	Option One Mortgage Loan Trust 2007-CP1 Asset-Backed Certificates, Series 2007-CP1

OPTION ONE 2007-FXD1	Option One Mortgage Loan Trust 2007-FXD1 Asset-Backed Certificates, Series 2007-FXD1

OPTION ONE 2007-FXD2	Option One Mortgage Loan Trust 2007-FXD2 Asset-Backed Certificates, Series 2007-FXD2

OPTION ONE 2007-HL1	Option One Mortgage Loan Trust 2007-HL1 Asset-Backed Certificates, Series 2007-HL1

OWNIT 2006-2	OWNIT Mortgage Loan Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-2

PC 2006-1	People’s Financial Realty Mortgage Securities Trust Series 2006-1, Mortgage Pass-Through Certificates, Series 2006- 1

PHH 2008-CIM1	PHH Mortgage Trust, Series 2008-CIM1 Mortgage-Backed Notes, Series 2008-CIM1

PHH 2008-CIM2	PHH Mortgage Trust, Series 2008-CIM2 Mortgage-Backed Notes, Series 2008-CIM2

PHHAM 2007-1	PHH Alternative Mortgage Trust, Series 2007-1, Mortgage Pass-Through Certificates, Series 2007-1

PHHAM 2007-2	PHH Alternative Mortgage Trust, Series 2007-2, Mortgage Pass-Through Certificates, Series 2007-2

PHHAM 2007-3	PHH Alternative Mortgage Trust, Series 2007-3, Mortgage Pass-Through Certificates, Series 2007-3

PRIME 2006-1	Structured Asset Mortgage Investments II Inc., Prime Mortgage Trust, Certificates, Series 2006-1

PRIME 2006-CL1	Prime Mortgage Trust 2006-CL1, Mortgage Pass-Through Certificates, Series 2006-CL1

RBSCF2013-GSP	RBS Commercial Funding Inc. 2013-GSP Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-GSP

RBSGC 2007-B	RBSGC Mortgage Loan Trust 2007-B, Mortgage Loan Pass-Through Certificates, Series 2007-B

RENAISSANCE 2006-1	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2006-1

RENAISSANCE 2006-2	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2006-2

RENAISSANCE 2006-3	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2006-3

RENAISSANCE 2006-4	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2006-4

RENAISSANCE 2007-1	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2007-1

RENAISSANCE 2007-2	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2007-2

RENAISSANCE 2007-3	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2007-3

RFCO2006EFC1	MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-EFC1

RFCO2006EFC2	MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-EFC2

RFCO2006EMX1	HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-EMX1

RFCO2006EMX2	HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-EMX2

RFCO2006EMX3	HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-EMX3

RFCO2006EMX4	HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-EMX4

RFCO2006EMX5	HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-EMX5

RFCO2006EMX6	HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-EMX6

RFCO2006EMX7	HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-EMX7

RFCO2006EMX8	HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-EMX8

RFCO2006EMX9	HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-EMX9

RFCO2006HI1	Residential Funding Mortgage Securities II, Inc. Home Loan-Backed Certificates Series 2006-HI1

RFCO2006HI2	Residential Funding Mortgage Securities II, Inc. Home Loan-Backed Certificates Series 2006-HI2

RFCO2006HI3	Residential Funding Mortgage Securities II, Inc. Home Loan-Backed Notes Series 2006-HI3

RFCO2006HI4	Residential Funding Mortgage Securities II, Inc. Home Loan Trust 2006-HI4

RFCO2006HI5	Residential Funding Mortgage Securities II, Inc. Home Loan-Backed Certificates Series 2006-HI5

RFCO2006HSA1	Residential Funding Mortgage Securities II, Inc. Home Equity Loan Pass-Through Certificates Series 2006-HSA1

RFCO2006HSA2	Residential Funding Mortgage Securities II, Inc. Home Equity Loan-Backed Certificates Series 2006-HSA2

RFCO2006HSA3	Residential Funding Mortgage Securities II, Inc. Home Equity Loan-Backed Certificates Series 2006-HSA3

RFCO2006HSA4	Residential Funding Mortgage Securities II, Inc. Home Equity Loan-Backed Certificates Series 2006-HSA4

RFCO2006HSA5	Residential Funding Mortgage Securities II, Inc. Home Equity Loan-Backed Certificates Series 2006-HSA5

RFCO2006KS1	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-KS1

RFCO2006KS2	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-KS2

RFCO2006KS3	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-KS3

RFCO2006KS4	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-KS4

RFCO2006KS5	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-KS5

RFCO2006KS6	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-KS6

RFCO2006KS7	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-KS7

RFCO2006KS8	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-KS8

RFCO2006KS9	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-KS9

RFCO2006NC1	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-NC1

RFCO2006NC2	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-NC2

RFCO2006NC3	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-NC3

RFCO2006QA1	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QA1

RFCO2006QA10	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QA10

RFCO2006QA11	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QA11

RFCO2006QA2	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QA2

RFCO2006QA3	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QA3

RFCO2006QA4	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QA4

RFCO2006QA5	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QA5

RFCO2006QA6	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QA6

RFCO2006QA7	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QA7

RFCO2006QA8	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QA8

RFCO2006QA9	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QA9

RFCO2006QH1	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QH1

RFCO2006QO1	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QO1

RFCO2006QO10	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QO10

RFCO2006QO2	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QO2

RFCO2006QO3	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QO3

RFCO2006QO4	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QO4

RFCO2006QO5	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QO5

RFCO2006QO6	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QO6

RFCO2006QO7	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QO7

RFCO2006QO8	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QO8

RFCO2006QO9	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QO9

RFCO2006QS1	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS1

RFCO2006QS10	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS10

RFCO2006QS11	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS11

RFCO2006QS12	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS12

RFCO2006QS13	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS13

RFCO2006QS14	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS14

RFCO2006QS15	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS15

RFCO2006QS16	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS16

RFCO2006QS17	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS17

RFCO2006QS18	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS18

RFCO2006QS2	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS2

RFCO2006QS3	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS3

RFCO2006QS4	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS4

RFCO2006QS5	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS5

RFCO2006QS6	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS6

RFCO2006QS7	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS7

RFCO2006QS8	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS8

RFCO2006QS9	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS9

RFCO2006RS1	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-RS1

RFCO2006RS2	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-RS2

RFCO2006RS3	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-RS3

RFCO2006RS4	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-RS4

RFCO2006RS5	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-RS5

RFCO2006RS6	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-RS6

RFCO2006RZ1	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-RZ1

RFCO2006RZ2	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-RZ2

RFCO2006RZ3	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-RZ3

RFCO2006RZ4	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-RZ4

RFCO2006RZ5	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-RZ5

RFCO2006S1	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S1

RFCO2006S10	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S10

RFCO2006S11	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S11

RFCO2006S12	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S12

RFCO2006S2	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S2

RFCO2006S3	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S3

RFCO2006S4	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S4

RFCO2006S5	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S5

RFCO2006S6	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S6

RFCO2006S7	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S7

RFCO2006S8	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S8

RFCO2006S9	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S9

RFCO2006SA1	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-SA1

RFCO2006SA2	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-SA2

RFCO2006SA3	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-SA3

RFCO2006SA4	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-SA4

RFCO2006SP1	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-SP1

RFCO2006SP2	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-SP2

RFCO2006SP3	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-SP3

RFCO2006SP4	RESIDENTAIL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-SP4

RFCO2007EMX1	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-EMX1

RFCO2007HI1	Residential Funding Mortgage Securities II, Inc. Home Loan-Backed Notes Series 2007-HI1

RFCO2007HSA1	Residential Funding Mortgage Securities II, Inc. Home Equity Loan-Backed Certificates Series 2007-HSA1

RFCO2007HSA2	Residential Funding Mortgage Securities II, Inc. Home Equity Loan Pass-Through Certificates Series 2007-HSA2

RFCO2007HSA3	Residential Funding Mortgage Securities II, Inc. Home Equity Loan Pass-Through Certificates Series 2007-HSA3

RFCO2007KS1	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-KS1

RFCO2007KS2	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-KS2

RFCO2007KS3	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-KS3

RFCO2007KS4	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-KS4

RFCO2007QA1	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QA1

RFCO2007QA2	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QA2

RFCO2007QA3	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QA3

RFCO2007QA4	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QA4

RFCO2007QA5	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QA5

RFCO2007QH1	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QH1

RFCO2007QH2	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QH2

RFCO2007QH3	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QH3

RFCO2007QH4	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QH4

RFCO2007QH5	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QH5

RFCO2007QH6	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QH6

RFCO2007QH7	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QH7

RFCO2007QH8	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QH8

RFCO2007QH9	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QH9

RFCO2007QO1	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QO1

RFCO2007QO2	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QO2

RFCO2007QO3	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QO3

RFCO2007QO4	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QO4

RFCO2007QO5	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QO5

RFCO2007QS1	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QS1

RFCO2007QS10	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QS10

RFCO2007QS11	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QS11

RFCO2007QS2	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QS2

RFCO2007QS3	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QS3

RFCO2007QS4	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QS4

RFCO2007QS5	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QS5

RFCO2007QS6	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QS6

RFCO2007QS7	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QS7

RFCO2007QS8	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QS8

RFCO2007QS9	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QS9

RFCO2007RS1	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-RS1

RFCO2007RS2	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-RS2

RFCO2007RZ1	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-RZ1

RFCO2007S1	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S1

RFCO2007S2	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S2

RFCO2007S3	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S3

RFCO2007S4	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S4

RFCO2007S5	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S5

RFCO2007S6	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S6

RFCO2007S7	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S7

RFCO2007S8	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S8

RFCO2007S9	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S9

RFCO2007SA1	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-SA1

RFCO2007SA2	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-SA2

RFCO2007SA3	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-SA3

RFCO2007SA4	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-SA4

RFCO2007SP1	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-SP1

RFCO2007SP2	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-SP2

RFCO2007SP3	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-SP3

SABR 2006-FR1	Securitized Asset-Backed Receivables LLC Trust 2006-FR1 Mortgage Pass-Through Certificates, Series 2006-FR1

SABR 2006-FR2	Securitized Asset-Backed Receivables LLC Trust 2006-FR2 Mortgage Pass-Through Certificates, Series 2006-FR2

SABR 2006-FR3	Securitized Asset-Backed Receivables LLC Trust 2006-FR3 Mortgage Pass-Through Certificates, Series 2006-FR3

SABR 2006-HE1	Securitized Asset-Backed Receivables LLC Trust 2006-HE1 Mortgage Pass-Through Certificates, Series 2006-HE1

SABR 2006-HE2	Securitized Asset-Backed Receivables LLC Trust 2006-HE2 Mortgage Pass-Through Certificates, Series 2006-HE2

SABR 2006-NC1	Securitized Asset-Backed Receivables LLC Trust 2006-NC1 Mortgage Pass-Through Certificates, Series 2006-NC1

SABR 2006-OP1	Securitized Asset-Backed Receivables LLC Trust 2006-OP1 Mortgage Pass-Through Certificates, Series 2006-OP1

SABR 2006-WM1	Securitized Asset-Backed Receivables LLC Trust 2006-WM1 Mortgage Pass-Through Certificates, Series 2006-WM1

SABR 2006-WM2	Securitized Asset-Backed Receivables LLC Trust 2006-WM2 Mortgage Pass-Through Certificates, Series 2006-WM2

SABR2006-WM3	SECURITIZED ASSET BACKED RECEIVABLES LLC TRUST 2006-WM3 MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-WM3

SACO 2007-1	SACO I Trust Mortgage-Backed Certificates, Series 2007-1

SAIL 2006-1	Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-1

SAIL 2006-2	Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-2

SAIL 2006-3	Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-3

SAIL 2006-4	Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-4

SAMI II 2006-AR1	Structured Asset Mortgage Investments II Trust 2006-AR1 Mortgage Pass-Through Certificates, Series 2006-AR1

SAMI II 2006-AR2	Structured Asset Mortgage Investments II Trust 2006-AR2 Mortgage Pass-Through Certificates, Series 2006-AR2

SAMI II 2006-AR3	Structured Asset Mortgage Investments II Trust 2006-AR3 Mortgage Pass-Through Certificates, Series 2006-AR3

SAMI II 2006-AR4	Structured Asset Mortgage Investments II Trust 2006-AR4 Mortgage Pass-Through Certificates, Series 2006-AR4

SAMI II 2006-AR5	Structured Asset Mortgage Investments II Trust 2006-AR5 Mortgage Pass-Through Certificates, Series 2006-AR5

SAMI II 2006-AR8	Structured Asset Mortgage Investments II Trust 2006-AR8 Mortgage Pass-Through Certificates, Series 2006-AR8

SAMI II 2007-AR1	Structured Asset Mortgage Investments II Trust 2007-AR1 Mortgage Pass-Through Certificates, Series 2007-AR1

SAMI II 2007-AR2	Structured Asset Mortgage Investments II Trust 2007-AR2 Mortgage Pass-Through Certificates, Series 2007-AR2

SAMI II 2007-AR3	Structured Asset Mortgage Investments II Trust 2007-AR3 Mortgage Pass-Through Certificates, Series 2007-AR3

SAMI II 2007-AR4	Structured Asset Mortgage Investments II Trust 2007-AR4 Mortgage Pass-Through Certificates, Series 2007-AR4

SAMI II 2007-AR5	Structured Asset Mortgage Investments II Trust 2007-AR5 Mortgage Pass-Through Certificates, Series 2007-AR5

SAMI II 2007-AR6	Structured Asset Mortgage Investments II Trust 2007-AR6 Mortgage Pass-Through Certificates, Series 2007-AR6

SAMI II 2007-AR7	Structured Asset Mortgage Investments II Trust 2007-AR7 Mortgage Pass-Through Certificates, Series 2007-AR7

SARM 2006-1	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-1

SARM 2006-2	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-2

SARM 2006-3	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-3

SARM 2006-4	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-4

SARM 2006-5	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-5

SARM 2006-6	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-6

SARM 2006-7	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-7

SARM 2006-8	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-8

SARM 2007-11	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-11

SARM 2007-3	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-3

SARM 2007-4	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-4

SARM 2007-6	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-6

SARM 2007-9	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-9

SASCO 2006-BC1	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-BC1

SASCO 2006-BC2	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-BC2

SASCO 2006-BC3	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-BC3

SASCO 2006-BC5	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-BC5

SASCO 2006-BC6	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-BC6

SASCO 2006-OPT1	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-OPT1

SASCO 2006-WF1	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-WF1

SASCO 2006-WF2	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-WF2

SASCO 2006-WF3	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-WF3

SASCO 2007-BC1	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-BC1

SASCO 2007-BC3	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-BC3

SASCO 2007-WF1	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-WF1

SASCO 2007-WF2	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-WF2

SASCO TIAA 2007-C4	TIAA Seasoned Commercial Mortgage Trust 2007-C4, Commercial Mortgage Pass-Through Certificates, Series 2007-C4

SEMT 2012-1	Sequoia Mortgage Trust 2012-1 Mortgage Pass-Through Certificates, Series 2012-1

SEMT 2012-2	Sequoia Mortgage Trust 2012-2 Mortgage Pass-Through Certificates, Series 2012-2

SEMT 2012-3	Sequoia Mortgage Trust 2012-3 Mortgage Pass-Through Certificates, Series 2012-3

SEMT 2012-4	Sequoia Mortgage Trust 2012-4 Mortgage Pass-Through Certificates, Series 2012-4

SEMT 2012-5	Sequoia Mortgage Trust 2012-5 Mortgage Pass-Through Certificates, Series 2012-5

SEMT 2012-6	Sequoia Mortgage Trust 2012-6 Mortgage Pass-Through Certificates, Series 2012-6

SEMT 2013-1	Sequoia Mortgage Trust 2013-1 Mortgage Pass-Through Certificates, Series 2013-1

SEMT 2013-2	Sequoia Mortgage Trust 2013-2 Mortgage Pass-Through Certificates, Series 2013-2

SEMT 2013-3	Sequoia Mortgage Trust 2013-3 Mortgage Pass-Through Certificates, Series 2013-3

SEMT 2013-4	Sequoia Mortgage Trust 2013-4 Mortgage Pass-Through Certificates, Series 2013-4

SEMT 2013-5	Sequoia Mortgage Trust 2013-5

SEMT 2013-6	Sequoia Mortgage Trust 2013-6 Mortgage Pass-Through Certificates, Series 2013-6

SEMT 2013-7	Sequoia Mortgage Trust 2013-7 Mortgage Pass-Through Certificates, Series 2013-7

SEQUOIA 2006-1	Sequoia Mortgage Trust 2006-1

SEQUOIA 2007-1	Sequoia Mortgage Trust 2007-1

SEQUOIA 2007-2	Sequoia Mortgage Trust 2007-2

SEQUOIA 2007-3	Sequoia Mortgage Trust 2007-3

SEQUOIA 2007-4	Sequoia Mortgage Trust 2007-4

SGCMS2016-C5	SG Commercial Mortgage Securities LLC Commercial Mortgage Pass-Through Certificates, Series 2016-C5

SGMS 2006-FRE1	SG Mortgage Securities Trust 2006-FRE1 Asset-Backed Certificates, Series 2006-FRE1

SGMS 2006-FRE2	SG Mortgage Securities Trust 2006-FRE2 Asset-Backed Certificates, Series 2006-FRE2

SGMS 2006-OPT2	SG Mortgage Securities Trust 2006-OPT2 Asset-Backed Certificates, Series 2006-OPT2

SMTS2013-10	Sequoia Mortgage Trust 2013-10 Mortgage Pass-Through Certificates, Series 2013-10

SMTS2013-11	Sequoia Mortgage Trust 2013-11 Mortgage Pass-Through Certificates, Series 2013-11

SMTS2013-12	Sequoia Mortgage Trust 2013-12 Mortgage Pass-Through Certificates, Series 2013-12

SMTS2013-8	Sequoia Mortgage Trust 2013-8 Mortgage Pass-Through Certificates, Series 2013-8

SMTS2013-9	Sequoia Mortgage Trust 2013-9 Mortgage Pass-Through Certificates, Series 2013-9

SMTS2014-1	Sequoia Mortgage Trust 2014-1 Mortgage Pass-Through Certificates, Series 2014-1

SMTS2014-2	Sequoia Mortgage Trust 2014-2 Mortgage Pass-Through Certificates, Series 2014-2

SMTS2014-3	Sequoia Mortgage Trust 2014-3 Mortgage Pass-Through Certificates, Series 2014-3

SMTS2014-4	Sequoia Mortgage Trust 2014-4 Mortgage Pass-Through Certificates, Series 2014-4

SMTS2015-1	Sequoia Mortgage Trust 2015-1 Mortgage Pass-Through Certificates, Series 2015-1

SMTS2015-2	Sequoia Mortgage Trust 2015-2 Mortgage Pass-Through Certificates, Series 2015-2

SMTS2015-3	Sequoia Mortgage Trust 2015-3 Mortgage Pass-Through Certificates, Series 2015-3

SMTS2015-4	Sequoia Mortgage Trust 2015-4 Mortgage Pass-Through Certificates, Series 2015-4

SMTS2016-1	Sequoia Mortgage Trust 2016-1 Mortgage Pass-Through Certificates, Series 2016-1

SMTS20162	Sequoia Mortgage Trust 2016-2 Mortgage Pass-Through Certificates, Series 2016-2

SMTS2016-3	Sequoia Mortgage Trust 2016-3 Mortgage Pass-Through Certificates, Series 2016-3

SMTS2017-1	Sequoia Mortgage Trust 2017-1 Mortgage Pass-Through Certificates, Series 2017-1

SMTS2017-2	Sequoia Mortgage Trust 2017-2 Mortgage Pass-through Certificates, Series 2017-2

SMTS2017-3	Sequoia Mortgage Trust 2017-3 Mortgage Pass-Through Certificates, Series 2017-3

SMTS2017-4	Sequoia Mortgage Trust 2017-4 Mortgage Pass-Through Certificates, Series 2017-4

SMTS2017-5	Sequoia Mortgage Trust 2017-4 Mortgage Pass-Through Certificates, Series 2017-5

SMTS2017-6	Sequoia Mortgage Trust 2017-6 Mortgage Pass-Through Certificates, Series 2017-6

SMTS2017-7	Sequoia Mortgage Trust 2017-7 Mortgage Pass-Through Certificates, Series 2017-7

SMTS2017-CH1	Sequoia Mortgage Trust 2017-CH1 Mortgage Pass-Through Certificates, Series 2017-CH1

SMTS2017-CH2	Sequoia Mortgage Trust 2017-CH2 Mortgage Pass-Through Certificates, Series 2017-CH1

STARM 2007-2	STARM Mortgage Loan Trust 2007-2 Mortgage Pass-Through Certificates, Series 2007-2

STARM 2007-3	STARM Mortgage Loan Trust 2007-3 Mortgage Pass-Through Certificates, Series 2007-3

SV 2007-OPT1	Soundview Home Loan Trust 2007-OPT1 Asset-Backed Certificates, Series 2007-OPT1

SV 2007-OPT2	Soundview Home Loan Trust 2007-OPT2 Asset-Backed Certificates, Series 2007-OPT2

SV 2007-OPT3	Soundview Home Loan Trust 2007-0PT3 Asset-Backed Certificates, Series 2007-0PT3

SV 2007-OPT4	Soundview Home Loan Trust 2007-OPT4 Asset-Backed Certificates, Series 2007-OPT4

SV 2007-OPT5	Soundview Home Loan Trust 2007-OPT5 Asset-Backed Certificates, Series 2007-OPT5

UBS2017-C1	UBS Commercial Mortgage Trust 2017-C1 Commercial Mortgage Pass-Through Certificates Series 2017-C1 Series 2017-C1

UBS2017-C2	UBS Commercial Mortgage Trust 2017-C2 Commercial Mortgage Pass-Through Certificates Series 2017-C2 Series 2017-C2

UBS2017-C3	UBS Commercial Mortgage Trust 2017-C3 Commercial Mortgage Pass-Through Certificates Series 2017-C3 Series 2017-C3

UBS2017-C4	UBS Commercial Mortgage Trust 2017-C4 Commercial Mortgage Pass-Through Certificates Series 2017-C4 Series 2017-C4

UBS2017-C5	UBS Commercial Mortgage Trust 2017-C5 Commercial Mortgage Pass-Through Certificates Series 2017-C5

UBS2017-C6	UBS Commercial Mortgage Trust 2017-C6 Commercial Mortgage Pass-Through Certificates Series 2017-C6 Series 2017-C6

UBS2017-C7	UBS Commercial Mortgage Trust 2017-C7 Commercial Mortgage Pass-Through Certificates Series 2017-C7

VNDO TRUST 2016-350P	VNDO Trust 2016-350P Commercial Mortgage Pass-Through Certificates, Series 2016-350P

WACHOVIA 2006-C23	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C23

WACHOVIA 2006-C25	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C25

WACHOVIA 2006-C26	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C26

WACHOVIA 2006-C27	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C27

WACHOVIA 2006-C28	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C28

WACHOVIA 2006-C29	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C29

WACHOVIA 2007-30	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-30

WACHOVIA 2007-C31	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C31

WACHOVIA 2007-C32	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C32

WACHOVIA 2007-C33	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C33

WACHOVIA 2007-C34	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C34

WFALT 2007-PA1	Wells Fargo Alternative Loan 2007-PA1 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA1

WFALT 2007-PA2	Wells Fargo Alternative Loan 2007-PA2 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA2

WFALT 2007-PA3	Wells Fargo Alternative Loan 2007-PA3 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA3

WFALT 2007-PA4	Wells Fargo Alternative Loan 2007-PA4 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA4

WFALT 2007-PA5	Wells Fargo Alternative Loan 2007-PA5 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA5

WFALT 2007-PA6	Wells Fargo Alternative Loan 2007-PA6 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA6

WFCM 12-LC5	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-LC5

WFCM2014-LC16	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-LC16

WFCM2014-LC18	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-LC18

WFCM2015-C26	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C26

WFCM2015-C27	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C27

WFCM2015-C28	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C28

WFCM2015-C29	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C29

WFCM2015-C30	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C30

WFCM2015-C31	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C31

WFCM2015-LC20	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-LC20

WFCM2015-LC22	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-LC22

WFCM2015-NXS1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1

WFCM2015-NXS2	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS2

WFCM2015-NXS3	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS3

WFCM2015-NXS4	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS4

WFCM2015-P2	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-P2

WFCM 2015-SG1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-SG1

WFCM2016-BNK1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates Series 2016-BNK1

WFCM2016-C32	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2016-C32

WFCM2016-C33	Well Fargo Commercial Mortgage Trust 2016-C33, Commercial Mortgage Pass-Through Certificates, Series 2016-C33

WFCM2016-C34	Wells Fargo Commercial Mortgage Trust 2016-C34, Commercial Mortgage Pass-Through Certificates, Series 2016-C34

WFCM2016-C35	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass Through Certificates Series 2016-C35

WFCM2016-C36	Wells Fargo Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C36

WFCM2016-C37	Wells Fargo Commercial Mortgage Trust 2016-C37, Commercial Mortgage Pass-Through Certificates, Series 2016-C37

WFCM2016-LC24	Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass-Through Certificates Series 2016-LC24

WFCM2016-LC25	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates Series 2016-LC25

WFCM2016-NXS5	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2016-NXS5

WFCM2016-NXS6	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2016-NXS6

WFCM2017-BNK4	BANK 2017-BNK4 Commercial Mortgage Pass-Through Certificates, Series 2017-BNK4

WFCM2017-BNK7	BANK 2017-BNK7 Commercial Mortgage Pass Through Certs Series 2017-BNK7

WFCM2017-C38	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2017-C38

WFCM2017-C39	Wells Fargo Commercial Mortgage Trust 2017-C39, Commercial Mortgage Pass Through Certificates Series 2017-C39

WFCM2017-C40	Wells Fargo Commercial Mortgage Trust 2017-C40, Commercial Mortgage Pass- Through Certificates, Series 2017-C40

WFCM2017-C41	Wells Fargo Commercial Mortgage Trust 2017-C41, Commercial Mortgage Pass- Through Certificates, Series 2017-C41

WFCM2017-C42	Wells Fargo Commercial Mortgage Trust 2017-C42, Commercial Mortgage Pass-Through Certificates Series 2017-C42

WFCM2017-RB1	Wells Fargo Commercial Mortgage Trust 2017-RB1, Commercial Mortgage Pass-Through Certificates, Series 2017-RB1

WFCM2017-RC1	Wells Fargo Commercial Mortgage Trust 2017-RC1 Commercial Mortgage Pass-Through Certificates Series 2017-RC1

WFCMT 2013-LC12	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-LC12

WFHET 2006-1	Wells Fargo Home Equity Asset-Backed Securities 2006-1 Trust Home Equity Asset-Backed Certificates, Series 2006-1

WFHET 2006-2	Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust Home Equity Asset-Backed Certificates, Series 2006-2

WFHET 2006-3	Wells Fargo Home Equity Asset-Backed Securities 2006-3 Trust Home Equity Asset-Backed Certificates, Series 2006-3

WFHET 2007-1	Wells Fargo Home Equity Asset-Backed Securities 2007-1 Trust Home Equity Asset-Backed Certificates, Series 2007-1

WFHET 2007-2	Wells Fargo Home Equity Asset-Backed Securities 2007-2 Trust Home Equity Asset-Backed Certificates, Series 2007-2

WFHM 2007-M04	Wells Fargo Home Mortgage Asset-Backed Securities 2007-M04 Trust, Mortgage Asset-Backed Certificates

WFMBS 06-AR1	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR1

WFMBS 06-AR2	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR2

WFMBS 06-AR3	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR3

WFMBS 06-AR4	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR4

WFMBS 06-AR5	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR5

WFMBS 06-AR6	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR6

WFMBS 06-AR7	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR7

WFMBS 06-AR8	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR8

WFMBS 2006-10	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-10

WFMBS 2006-11	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-11

WFMBS 2006-12	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-12

WFMBS 2006-13	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-13

WFMBS 2006-14	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-14

WFMBS 2006-15	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-15

WFMBS 2006-17	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-17

WFMBS 2006-18	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-18

WFMBS 2006-19	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-19

WFMBS 2006-2	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-2

WFMBS 2006-20	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-20

WFMBS 2006-3	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-3

WFMBS 2006-4	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-4

WFMBS 2006-6	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-6

WFMBS 2006-7	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-7

WFMBS 2006-8	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-8

WFMBS 2006-9	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-9

WFMBS 2006-AR1	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR10

WFMBS 2006-AR11	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR11

WFMBS 2006-AR12	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates Series 2006-AR12

WFMBS 2006-AR13	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR13

WFMBS 2006-AR14	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR14

WFMBS 2006-AR15	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR15

WFMBS 2006-AR16	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR16

WFMBS 2006-AR17	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR17

WFMBS 2006-AR18	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR18

WFMBS 2006-AR19	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR19

WFMBS 2007-1	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-1

WFMBS 2007-10	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-10

WFMBS 2007-11	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-11

WFMBS 2007-12	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-12

WFMBS 2007-13	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-13

WFMBS 2007-14	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-14

WFMBS 2007-15	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-15

WFMBS 2007-16	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-16

WFMBS 2007-17	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-17

WFMBS 2007-2	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-2

WFMBS 2007-3	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-3

WFMBS 2007-4	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-4

WFMBS 2007-6	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-6

WFMBS 2007-7	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-7

WFMBS 2007-8	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-8

WFMBS 2007-AR10	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR10

WFMBS 2007-AR3	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR3

WFMBS 2007-AR4	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR4

WFMBS 2007-AR5	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR5

WFMBS 2007-AR6	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR6

WFMBS 2007-AR7	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR7

WFMBS 2007-AR8	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR8

WFMBS 2007-AR9	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR9

WFMBS 2008-1	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2008-1

WFMBS 2008-AR1	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2008-AR1

WFMBS 2008-AR2	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2008-AR2

WFRBS 11-C5	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C5

WFRBS 12-C10	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C10

WFRBS 12-C6	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C6

WFRBS 12-C7	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C7

WFRBS 12-C8	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C8

WFRBS 12-C9	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C9

WFRBS 13-C11	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C11

WFRBS 13-C12	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C12

WFRBS 13-C13	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C13

WFRBS 13-C14	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C14

WFRBS2013-C15	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C15

WFRBS2013-C16	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C16

WFRBS2013-C17	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C17

WFRBS2013-C18	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C18

WFRBS2013-UBS1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-UBS1

WFRBS2014-C19	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C19

WFRBS2014-C20	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C20

WFRBS2014-C21	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C21

WFRBS2014-C22	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C22

WFRBS2014-C23	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C23

WFRBS2014-C24	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C24

WFRBS2014-C25	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C25

WFRBS2014-LC14	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-LC14

WMCMWMC20061	GE-WMC MORTGAGE SECURITIES LLC ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-1